UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05387

Franklin Mutual Series Funds

(Exact name of registrant as specified in charter)

101 John F. Kennedy Parkway, Short Hills, NJ 07078-2705

(Address of principal executive offices)   (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA  94403-1906

(Name and address of agent for service)

Registrant's telephone number, including area code: (210) 912-2100

Date of fiscal year end: _12/31

Date of reporting period:  12/31/16_

Item 1. Reports to Stockholders.

FRANKLIN TEMPLETON INVESTMENTS

Annual Report and Shareholder Letter

December 31, 2016

Franklin Mutual Global Discovery Fund

A SERIES OF FRANKLIN MUTUAL SERIES FUNDS

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Contents

Annual Report
Franklin Mutual Global Discovery Fund	3
Performance Summary	10
Your Fund's Expenses	13
Financial Highlights and Statement of Investments	14
FinancialStatements	28
Notes to Financial Statements	32
Report of Independent Registered
Public Accounting Firm .	46
Tax Information .	47
Board Members and Officers	48
Shareholder Information	52

Visit franklintempleton.com for fund updates, to access your account, or to find helpful financial planning tools.

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Franklin Mutual Global Discovery Fund

We are pleased to bring you Franklin Mutual Global Discovery Fund’s annual report for the fiscal year ended December 31, 2016.

Your Fund’s Goal and Main Investments

The Fund seeks capital appreciation. Its strategy is focused mainly on what the investment manager believes are undervalued mid- and large-cap equity securities, with a significant portion of its assets in foreign securities and, to a lesser extent, in the securities of distressed companies and merger arbitrage securities. The Fund may invest up to 100% of its assets in foreign securities.

Performance Overview

The Fund’s Class Z shares delivered a +12.86% cumulative total return for the 12 months ended December 31, 2016. For comparison, the Fund’s new sole benchmark and former secondary benchmark, the MSCI World Index, which tracks stock performance in global developed markets, posted a +8.15% total return, while its old primary benchmark, the Standard & Poor’s 500 Index (S&P 500®), which is a broad measure of U.S. stock performance, generated a +11.96% total return.1 You can find more of the Fund’s performance data in the Performance Summary beginning on page 10.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Economic and Market Overview

The global economy grew moderately during the 12-month period. In this environment, global developed and emerging market stocks, as measured by the MSCI All Country World Index, rose. Global markets were aided by accommodative monetary policies of various central banks, improved commodity prices after 2016’s first quarter, finalization of Greece’s new debt deal and generally encouraging global

*Figures are stated as a percentage of total and may not equal 100% or may be negative due to rounding, use of any derivatives, unsettled trades or other factors.

1. Source: Morningstar.
The indexes are unmanaged and include reinvestment of any income or distributions. They do not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page 19.

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economic data. Further supporting markets were expectations of higher interest rates and inflation in the U.S., driven by talk of expansionary fiscal policies under new U.S. president Donald Trump, and an Organization of the Petroleum Exporting Countries deal to curb oil production. However, these factors were partially offset by a slowdown in China’s economy and declining commodity prices early in the period, geopolitical tensions in certain regions, uncertainty about the U.S. Federal Reserve’s (Fed’s) timing for raising interest rates and worries about the health of European banks. In addition, global economic concerns and the U.K.’s historic referendum to leave the European Union (also known as “Brexit”) contributed to volatility in global stock markets.

The U.S. economy grew in 2016 despite a general decline in private inventory and business investments, which partly offset strength in consumer spending, residential investment and government spending. Manufacturing conditions remained volatile but generally expanded. The services sector also grew for most of the period, contributing to new jobs that helped the unemployment rate decrease from 5.0% in December 2015 to 4.7% at period-end.2 Retail sales generally rose, as did home sales and prices amid declining mortgage rates. At its December meeting, the Fed increased its target range for the federal funds rate to 0.50%–0.75%, as policymakers cited an improvement in U.S. labor markets and higher inflation. The Federal Open Market Committee also hinted at three additional hikes in 2017, and the Fed raised its 2017 U.S. economic growth forecast, while lowering its unemployment projections.

In Europe, the U.K.’s annualized economic growth accelerated in 2016’s second half, driven by gross fixed capital formation in the third quarter and manufacturing and services in the fourth quarter. Immediate effects of the Brexit vote in June materialized as U.K. stocks declined significantly, the British pound hit a three-decade low amid intensified selling and the U.K.’s credit rating was downgraded. In the eurozone, despite investor concerns about banking sector weakness, low corporate earnings and post-Brexit politics, some regions benefited from rising consumer spending, a cheaper euro that supported exports, low inflation and signs of sustained economic growth. The eurozone grew slightly early in the period, aided by lower oil prices, improved exports and the European Central Bank’s (ECB’s) accommodative monetary policy. However, growth moderated in 2016’s second quarter and improved in the third and fourth quarters. After declining in the beginning of 2016, the eurozone’s annual inflation rate increased gradually to reach its highest reading in three years toward period-end, ending at an estimated 1.1% in December. The ECB cut its benchmark interest rate and expanded its massive bond-buying program in March and August 2016 to boost the region’s slowing growth. Furthermore, at its December meeting, the ECB extended the continuation of its monthly asset purchases from March to December of 2017, but it agreed to scale back the purchase amount beginning in April 2017.

In Asia, Japan’s quarterly gross domestic product grew slower in the third quarter than in the second and first quarters, mainly due to declines in private non-residential and public investments. In January 2016, the Bank of Japan (BOJ) introduced negative interest rates on excess reserves held by financial institutions with the central bank to boost lending and help achieve its inflation target. In July 2016, Japan’s Prime Minister Shinzo Abe announced a higher-than-expected fiscal stimulus to revive the economy, followed by an additional monetary stimulus announcement by the BOJ. The BOJ kept its interest rates unchanged toward period-end; however, it overhauled its monetary policy in September to focus on yield-curve control. The bank further announced that it adjusted its Japanese government bond purchases to maintain the 10-year rate for these bonds near 0%.

In emerging markets, economic growth generally moderated during the period. Brazil’s economy continued to be in recession and the country’s central bank cut its benchmark interest rate in October and November 2016 to spur economic growth. Russia’s economic contraction eased in 2016, following a rebound in oil prices and improved industrial production. The Bank of Russia reduced its key interest rates in June and September of 2016 to revive its economy. China’s economy grew at a stable rate in the first three quarters of 2016 and expanded slightly faster in the fourth quarter, as full-year 2016 growth remained within the government’s targeted range. However, the People’s Bank of China employed monetary easing measures that included cutting the cash reserve requirement ratio for the country’s banks and effectively devaluing the Chinese currency against the U.S. dollar. In India, economic growth marginally increased from July through September 2016 due to slower private consumption growth and increased government spending. Overall, emerging market stocks, as measured by the MSCI Emerging Markets Index, rose during the period.

2. Source: Bureau of Labor Statistics.

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Investment Strategy

At Franklin Mutual Series, we are committed to our distinctive value approach to investing, which we believe can generate above-average risk-adjusted returns over time for our shareholders. Our major investment strategy is investing in undervalued stocks. When selecting undervalued equities, we are attracted to what we believe are fundamentally strong companies with healthy balance sheets, high-quality assets, substantial free cash flow and shareholder-oriented management teams and whose stocks are trading at discounts to our assessment of the companies’ intrinsic or business value. We also look for asset-rich companies whose shares may be trading at depressed levels due to concerns over short-term earnings disappointments, litigation, management strategy or other perceived negatives. This strict value approach is not only intended to improve the likelihood of upside potential, but it is also intended to reduce the risk of substantial declines. While the vast majority of our undervalued equity investments are made in publicly traded companies globally, we may invest occasionally in privately held companies as well.

Top 10 Sectors/Industries

Based on Equity Securities as of 12/31/16

% of Total
Net Assets
Banks	12.7%
Insurance	8.9%
Pharmaceuticals	7.8%
Oil, Gas & Consumable Fuels	6.2%
Software	5.4%
Tobacco	4.7%
Media	4.3%
Food & Staples Retailing	4.0%
Health Care Equipment & Supplies	4.0%
Diversified Telecommunication Services	2.8%

We complement this more traditional investment strategy with two others. One is distressed investing, a highly specialized field that has proven quite profitable during certain periods over the years. Distressed investing is complex and can take many forms. The most common distressed investment the Fund undertakes is the purchase of financially troubled or bankrupt companies’ debt at a substantial discount to face value. After the financially distressed company is reorganized, often in bankruptcy court, the old debt is typically replaced with new securities issued by the financially stronger company.

The other piece of our investment strategy is participating in arbitrage situations, another highly specialized field. When companies announce proposed mergers or takeovers, commonly referred to as “deals,” the target company may trade at a discount to the bid it ultimately accepts. One form of arbitrage involves purchasing the target company’s stock when it is trading below the value we believe it would receive in a deal. In keeping with our commitment to a relatively conservative investment approach, we typically focus our arbitrage efforts on announced deals, and avoid rumored deals or other situations we consider relatively risky.

In addition, it is our practice to hedge the Fund’s currency exposure when we deem it advantageous for our shareholders.

What is meant by hedge ?

To hedge an investment is to take a position intended to offset potential losses/gains that may be incurred by a companion financial instrument.

Manager’s Discussion

The year 2016 was a roller coaster year for most markets. Fears of global recession drove markets down early in the year, a gradual recovery was briefly disrupted by the Brexit referendum vote in late June and the unexpected election of Donald Trump in November served as the catalyst for a late-year market spike. Early-year recession fears steadily faded, with U.S. unemployment reaching new lows for this business cycle. As economic activity picked up, commodity markets also recovered, with Brent oil prices climbing back over US$50 a barrel, from lows of almost half that level early in the year. As the year ended, equity markets appreciated, apparently in anticipation of accelerating economic growth and increasing corporate profit driven by expectations of rapid adoption of Republican proposals to decrease regulation and dramatically reduce tax rates.

Political activity in 2016 was unpredictable, by most standards, with material impact on markets. In mid-year, the Brexit vote surprised markets, triggering a significant depreciation in the value of the British pound. The process by which Brexit will be implemented remains very unclear and in our view will be an overhang for some time. The election of Donald Trump was also a surprise, and was coupled with the unexpected retention of both houses of Congress by the Republican Party. Markets quickly reacted to Trump and Republican policy preferences, with cyclical and regulated sectors, such as banks, posting strong returns. Late in the year, the Italian referendum to reform the electoral system failed, leading to a resignation of the prime minister and the formation of a new government. Put together, these events reflect widespread skepticism of “the

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powers that be” and a desire for change, of whatever type, by significant portions of the population of developed economies.

The implications of such desire for political change for financial markets are not clear. In the near term, each event has led to “first order” impacts. For Brexit, we saw strong stock price movements among U.K. firms with significant non-U.K. business exposure, while shares of primarily domestic firms weakened. The U.S. election led to outperformance by sectors expected to benefit the most from corporate tax reform, decreased regulation and changes in terms of trade. The Italian referendum has been followed by difficulties in getting investors to support needed recapitalizations of Italian banks. However, the longer term impacts remain unclear. Will the U.K. have a “hard Brexit” with limited room for negotiations with the European Union? Will the new U.S. administration spark a global trade war? Will Italy further drag down Europe?

As value investors, we certainly benefited this year from steady economic growth and the year-end market surge. However, we do not invest primarily on views of political outcomes. We invest prudently in securities that we believe represent good value, and then we adjust our views as the world around us changes.

The financials sector has been a significant area of investment for the Fund.3 Mutual Series has a long history with financials, including managing a sector-specific fund, the Franklin Mutual Financial Services Fund. Financials have traded at historically low price-to-book valuations almost continuously since the financial crisis of 2008. The Franklin Mutual Global Discovery Fund has held various positions, and entered 2016 with significant positions in JPMorgan Chase, Capital One Financial, Wells Fargo, Société Générale, and others. Through the year, the financials sector was volatile like the overall market, but ended the year strong. The firms mentioned benefited from several trends, including improved economic growth, which drives new business and lowers credit costs. They also benefited from rising interest rates. Most banks have substantial assets which generate more income as rates rise and often have some funding that is not tied to rates, and so it can become a more advantageous environment when rates are higher. Finally, financial firms would benefit from a reduction in regulation, as many are still being investigated or paying fines for activities that occurred as much as a decade ago. If all of these effects materialize, we believe the valuations of financials will likely continue to improve.

An example of such a firm held by the Fund is JPMorgan Chase, one of the biggest banks in the world. JPMorgan is diversified, with activities in retail banking, credit cards, mortgages, investment banking and asset management. We believe JPMorgan is likely to benefit from all the trends mentioned above. Higher rates should drive income from the substantial assets JPMorgan carries, as well as increase the value of the non-interest bearing accounts JPMorgan provides. An improving economy kept credit losses low and increased demand for new loans and other services, and a recovering financial market benefited investment bank and asset management activities. JPMorgan shares appreciated in 2016 but, in our view, remained modestly valued and an attractive investment for the Fund.

Merger and acquisition (M&A) activity continued to be strong in 2016, helping to support equity market valuations. Regulatory uncertainty persisted throughout the year, with deal failures from the first half of the year, such as the failed mergers of Office Depot4 with Staples4 and Baker Hughes with Halliburton,5 followed by the Department of Justice’s decisions to sue to block two major health insurance mergers. However, major deals continued to be announced, including Microsoft’s acquisition of LinkedIn4 and AT&T’s4 acquisition of Time Warner.5 Several of these deals have presented attractive merger arbitrage opportunities, in our view.

Credit spreads widened dramatically across industries and countries in early 2016 and then narrowed steadily through the rest of the year. The trend was particularly apparent in subinvestment-grade credit, which created additional challenges for sectors and industries already experiencing distress, including energy, metals and mining.6 Dislocations in debt capital markets created some unique opportunities, in our view, especially in stressed and event-driven credit situations, where we felt the yield reached attractive levels and that cheap enterprise valuation multiples provided downside protection. Early in the year, the Fund invested in debt needed to complete acquisitions. These “hung deals” in our view presented attractive opportunities for us to allocate capital at times when significant stress was observed in the market. By the end of the period, credit spreads had tightened materially from their

3. The financial sector comprises banks, consumer finance, diversified financial services and insurance in the SOI.
4. Not a Fund holding.
5. Not held at period-end.
6. The energy sector comprises energy equipment and services and oil, gas and consumable fuels in the SOI.
See www.franklintempletondatasources.com for additional data provider information.

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intra-period highs and the Fund had exited many of the opportunistic investments.

We are also reaching the end of the investment horizon of some long-standing high yield positions. The Fund’s position in the debt issued in the leveraged buyout of TXU in 2007 came through bankruptcy and the Fund now holds equity in a reorganized entity. Debt held in other leveraged buyouts with unsustainable capital structures, such as iHeartCommunications (formerly known as Clear Channel Communications), Avaya and Caesars Entertainment continue to head toward long-term resolutions.

Top 10 Equity Holdings

12/31/16

Company	% of Total
Sector/Industry, Country	Net Assets
Merck & Co. Inc.	2.1%
Pharmaceuticals, U.S.
Time Warner Inc.	2.1%
Media, U.S.
Microsoft Corp.	2.0%
Software, U.S.
Novartis AG	2.0%
Pharmaceuticals, Switzerland
Royal Dutch Shell PLC	1.9%
Oil, Gas & Consumable Fuels, U.K.
Medtronic PLC	1.9%
Health Care Equipment & Supplies, U.S.
Eli Lilly & Co.	1.8%
Pharmaceuticals, U.S.
NN Group NV	1.7%
Insurance, Netherlands
Wells Fargo & Co.	1.7%
Banks, U.S.
Citizens Financial Group Inc.	1.6%
Banks, U.S.

Turning to Fund performance, top positive contributors included California-based information technology (IT) security company Symantec, computer electronics manufacturer Samsung Electronics and U.S.-based energy services company Baker Hughes.

In January of 2016, Symantec sold Veritas, its storage software business, to a private equity group, focusing the firm on its historic roots in security software. In June 2016, investors responded positively to Symantec’s announced acquisition of Blue Coat Systems, a cyber-defense technologies firm. The announcement that the chief executive officer (CEO) of Blue Coat Systems, Greg Clark, would lead the combined company and management’s reiteration of its expectations for strong post-merger earnings growth were also positive drivers of stock performance. Unlike a number of prior Symantec CEOs, Mr. Clark has a background in security engineering, and initial meetings with investors were well received. In addition, Symantec reported positive quarterly results in August and November, and announced in late December the acquisition of LifeLock, a cybersecurity identity protection company. We believe the acquisition of LifeLock has the potential to yield significant revenue synergies by expanding the line of consumer security products offered by Symantec and its potential customer market. Together, the acquisitions of Blue Coat and LifeLock could materially strengthen the Symantec business and position the firm for several years of growth.

South Korea-based Samsung Electronics competes in more capital intensive commodity markets, such as memory semiconductors and smartphones. A rally in the shares of Samsung Electronics was aided by sales of its Galaxy S7 smartphone, indications that the company won the business to supply Apple4 with OLED (organic light-emitting diode) screens for the upcoming 2017 iPhone, and strong results in its memory semiconductor business. In early September, shares of Samsung Electronics briefly tumbled due to the company’s Note 7 handset product catching on fire due to battery defects and the U.S. Consumer Products Safety Commission issuing a recall. Samsung stated in October that it would halt production of the device and advised customers to cease using the Note 7. We believe the decision was necessary to help preserve Samsung’s long-term brand value. In late November, investors responded favorably to Samsung’s announced plan to increase cash returns to shareholders, add outside directors and review its corporate structure. The announced changes were included in an October proposal made to Samsung by an activist investor.

The stock price of Baker Hughes broadly followed the fluctuations of crude oil prices during much of 2016. In late October, the company announced a merger with GE’s oil and gas business. The stock price of Baker Hughes jumped on the news but quickly gave back much of the initial gain as investors processed the fact that it was not a takeover of Baker Hughes, and that the combined company will be less exposed to short-term cyclical moves in the oil markets due to the longer cycle nature of GE’s oil and gas business revenue mix. Shares of Baker Hughes subsequently rallied in November, due in part to investors’ further consideration of the benefits of the merger and a rise in oil prices during the second half of the month.

During the period under review, Fund investments that detracted from performance included Israel-based pharmaceutical services provider Teva Pharmaceutical

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Industries, Finland-based global communications and IT company Nokia and Germany-based commercial bank Commerzbank.

Shares of Teva Pharmaceutical Industries followed the broad-based retreat in global financial markets in January and early February 2016. The stock slid further in the first half of the year due to a delay in the closing of Teva’s acquisition of Actavis, Allergan’s generics unit, which was finally completed in August. Downward pressure on the stock during the second half of the year came from heightened concerns around generic drug price deflation in the U.S., lowered 2016 fiscal-year guidance issued in November, and the unexpected announcement that Siggi Olafsson would step down as the head of Teva’s global generic medicine group in early 2017 and be replaced by Dipankar Bhattacharjee, the head of Teva’s generics business in Europe. Olafsson’s departure raised investor concerns about the integration of Actavis. At the close of 2016, Teva’s stock price reflected a high degree of caution by investors. However, we believe Teva has a strong global generics business and an emerging specialty drug pipeline, as well as an improving balance sheet due to deleveraging.

Nokia’s stock price retreated in early February 2016 after the International Court of Arbitration issued a binding ruling prescribing lower-than-estimated royalty rates that South Korea-based Samsung is to pay to Nokia. The decision has negative implications for the high-margin cash flows Nokia is supposed to receive. In February 2016, Nokia also announced its first set of quarterly results following the January 2016 close of its Alcatel-Lucent acquisition. Investors reacted negatively to management’s cautious comments regarding demand for new mobile networks in China and the absence of formal guidance. In late October, shares fell further as quarterly results showed a decline in network equipment revenues and management cautioned that year-over-year sales in 2017 could be negative.

Shares of Commerzbank declined significantly in January and early February as Europe’s financials sector was hindered by the detrimental effects of low interest rates, ongoing concerns about the health of the global economy, and challenging conditions in capital markets. The stock also dropped ahead of and immediately after the Brexit referendum result. We decided to exit the position in July as the risk-reward profile of the company became considerably less attractive to us for reasons beyond Brexit, including pressure on performance from low rates and a highly competitive German banking sector.

During the period, the Fund held currency forwards and futures to partially hedge a significant portion of the currency risk of the portfolio’s non-U.S. dollar investments. The currency forwards had a positive impact on the Fund’s performance, while currency futures had a negligible impact.

What is a currency forward?

A currency forward is an agreement between the Fund and a counterparty to buy or sell a foreign currency in exchange for another currency at a specific exchange rate on a future date.

What is a future?

A future is an agreement between the Fund and a counterparty made through a U.S. or foreign futures exchange to buy or sell an underlying instrument or asset at a specific price on a future date.

Thank you for your continued participation in Franklin Mutual Global Discovery Fund. We look forward to continuing to serve your investment needs.

CFA® is a trademark owned by CFA Institute.

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The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2016, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Peter Langerman has been portfolio manager for Franklin Mutual Global Discovery Fund since 2009. He has been portfolio manager for Franklin Mutual Shares Fund since 2005. He joined Franklin Templeton Investments in 1996, serving in various capacities, including President and Chief Executive Officer of Franklin Mutual Advisers and member of the management team of the Funds, including Franklin Mutual Shares Fund. From 2002 to 2005, he served as director of New Jersey’s Division of Investment, overseeing employee pension funds. Between 1986 and 1996, Mr. Langerman was employed at Heine Securities Corporation, the Fund’s former manager.

Philippe Brugere-Trelat has been portfolio manager for Franklin Mutual Global Discovery Fund since 2009. He has been lead portfolio manager for Franklin Mutual European Fund since 2005 and co-portfolio manager for Franklin Mutual International Fund since 2009. He has been a member of the management team of the Franklin Mutual Series Funds since 2004, when he rejoined Franklin Templeton Investments. Previously, he was president and portfolio manager of Eurovest. Between 1984 and 1994, Mr. Brugere-Trelat was employed at Heine Securities Corporation, the Fund’s former manager.

Timothy Rankin rejoined the Franklin Mutual Series investment group in 2010 and currently serves as co-portfolio manager for Franklin Mutual Global Discovery Fund, and as a research analyst, responsible for the analysis of the global energy and chemical industries. Mr. Rankin had previously worked at Franklin Mutual Series from 1997 through 2004. Mr. Rankin has over 20 years of experience in the investment management industry, including over 10 years with Franklin Mutual Series as a research analyst and portfolio manager. Most recently, he was managing director of Blue Harbour Group, LLC, a private investment firm focused on small- and mid-cap North American companies. Prior to his original employment with Franklin Mutual Series, Mr. Rankin was an equity analyst at Glickenhaus & Co.

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Performance Summary as of December 31, 2016

The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Performance as of 12/31/161

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 5.75% and the minimum is 0%. Class A: 5.75% maximum initial sales charge. For other share classes, visit franklintempleton.com.

	Cumulative	Average Annual
Share Class	Total Return[2]	Total Return[3]
Z
1-Year	+12.86%	+12.86%
5-Year	+64.02%	+10.40%
10-Year	+76.33%	+5.84%
A
1-Year	+12.56%	+6.09%
5-Year	+61.71%	+8.79%
10-Year	+71.26%	+4.90%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 12 for Performance Summary footnotes.

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PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

See page 12 for Performance Summary footnotes.

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PERFORMANCE SUMMARY

Total Annual Operating Expenses[5]
Share Class
Z	0.99%
A	1.24%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Value securities may not increase in price as anticipated or may decline further in value. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments. Smaller company stocks have exhibited greater price volatility than larger company stocks, particularly over the short term. The Fund’s investments in companies engaged in mergers, reorganizations or liquidations also involve special risks as pending deals may not be completed on time or on favorable terms. The Fund may invest in lower rated bonds, which entail higher credit risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has a fee waiver associated with any investment it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through its current fiscal year-end. Fund investment results reflect the fee waiver; without this reduction, the results would have been lower.
2. Cumulative total return represents the change in value of an investment over the periods indicated.
3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, ifany,hasnotbeen annualized.
4. Source: Morningstar. The MSCI World Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets. The S&P 500 is a market capitalization-weighted index of 500 stocks designed to measure total U.S. equity market performance.
5. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
See www.franklintempletondatasources.com for additional data provider information.

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Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

			Actual	Hypothetical
		(actual return after expenses)		(5% annual return before expenses)
			Expenses		Expenses	Net
	Beginning	Ending	Paid During	Ending	Paid During	Annualized
Share	Account	Account	Period	Account	Period	Expense
Class	Value 7/1/16	Value 12/31/16	7/1/16–12/31/16[1,2]	Value 12/31/16	7/1/16–12/31/16[1,2]	Ratio[2]
Z	$1,000	$1,125.20	$5.29	$1,020.16	$5.03	0.99%
A	$1,000	$1,123.60	$6.62	$1,018.90	$6.29	1.24%
C	$1,000	$1,119.30	$10.60	$1,015.13	$10.08	1.99%
R	$1,000	$1,122.40	$7.95	$1,017.65	$7.56	1.49%
R6	$1,000	$1,126.00	$4.60	$1,020.81	$4.37	0.86%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above–in the far right column–multiplied by the simple average account value over the period indicated, and then multiplied by 184/366 to reflect the one-half year period.
2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

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13

FRANKLIN MUTUAL GLOBAL DISCOVERY FUND

Financial Highlights
		Year Ended December 31,
	2016	2015	2014	2013	2012
Class Z
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$29.35	$33.32	$33.73	$28.65	$27.47
Income from investment operations[a]:
Net investment income[b]	0.67 [c]	0.53	0.82 [d]	0.55	0.56
Net realized and unrealized gains (losses)	3.08	(1.71)	0.97	6.74	3.21
Total from investment operations	3.75	(1.18)	1.79	7.29	3.77
Less distributions from:
Net investment income	(0.69)	(0.55)	(0.82)	(0.57)	(0.57)
Net realized gains	(1.29)	(2.24)	(1.38)	(1.64)	(2.02)
Total distributions	(1.98)	(2.79)	(2.20)	(2.21)	(2.59)
Net asset value, end of year.	$31.12	$29.35	$33.32	$33.73	$28.65

Total return	12.86%	(3.36)%	5.33%	25.64%	13.64%

Ratios to average net assets
Expenses[e]	0.99%[f,g]	0.99%[f,g]	0.99%[f]	0.98%[f]	1.02%
Expenses incurred in connection with securities sold short	0.01%	0.02%	0.03%	—%[h]	—%[h]
Net investment income	2.27%[c]	1.56%	2.38%[d]	1.68%	1.89%

Supplemental data
Net assets, end of year (000’s)	$8,354,865	$9,132,752	$10,375,518	$9,529,245	$7,417,041
Portfolio turnover rate	17.01%	21.79%	23.66%	23.57%	24.65%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.10 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.94%.
dNet investment income per share includes approximately $0.34 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.40%.
eIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(e).
fBenefit of expense reduction rounds to less than 0.01%.
gBenefit of waiver and payments by affiliates rounds to less than 0.01%.
hRounds to less than 0.01%.

14 Annual Report | The accompanying notes are an integral part of these financial statements.

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FRANKLIN MUTUAL GLOBAL DISCOVERY FUND
FINANCIAL HIGHLIGHTS

		Year Ended December 31,
	2016	2015	2014	2013	2012
Class A
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$28.86	$32.81	$33.24	$28.27	$27.14
Income from investment operations[a]:
Net investment income[b]	0.59 [c]	0.42	0.71 [d]	0.44	0.46
Net realized and unrealized gains (losses)	3.01	(1.67)	0.96	6.65	3.17
Total from investment operations	3.60	(1.25)	1.67	7.09	3.63
Less distributions from:
Net investment income	(0.60)	(0.46)	(0.72)	(0.48)	(0.48)
Net realized gains	(1.29)	(2.24)	(1.38)	(1.64)	(2.02)
Total distributions	(1.89)	(2.70)	(2.10)	(2.12)	(2.50)
Net asset value, end of year.	$30.57	$28.86	$32.81	$33.24	$28.27

Total return[e]	12.56%	(3.63)%	5.01%	25.26%	13.34%

Ratios to average net assets
Expenses[f]	1.24%[g,h]	1.27%[g,h]	1.29%[g]	1.28%[g]	1.32%
Expenses incurred in connection with securities sold short	0.01%	0.02%	0.03%	—%[i]	—%[i]
Net investment income	2.02%[c]	1.28%	2.08%[d]	1.38%	1.59%

Supplemental data
Net assets, end of year (000’s)	$11,274,721	$10,498,722	$11,573,196	$10,785,375	$7,977,279
Portfolio turnover rate	17.01%	21.79%	23.66%	23.57%	24.65%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.10 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.69%.
dNet investment income per share includes approximately $0.34 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.10%.
eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
fIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(e).
gBenefit of expense reduction rounds to less than 0.01%.
hBenefit of waiver and payments by affiliates rounds to less than 0.01%.
iRounds to less than 0.01%.

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The accompanying notes are an integral part of these financial statements. | Annual Report 15

FRANKLIN MUTUAL GLOBAL DISCOVERY FUND
FINANCIAL HIGHLIGHTS

		Year Ended December 31,
	2016	2015	2014	2013	2012
Class C
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$28.55	$32.49	$32.94	$28.05	$26.95
Income from investment operations[a]:
Net investment income[b]	0.36 [c]	0.18	0.47 [d]	0.22	0.25
Net realized and unrealized gains (losses)	2.97	(1.64)	0.95	6.58	3.14
Total from investment operations	3.33	(1.46)	1.42	6.80	3.39
Less distributions from:
Net investment income	(0.37)	(0.24)	(0.49)	(0.27)	(0.27)
Net realized gains	(1.29)	(2.24)	(1.38)	(1.64)	(2.02)
Total distributions	(1.66)	(2.48)	(1.87)	(1.91)	(2.29)
Net asset value, end of year.	$30.22	$28.55	$32.49	$32.94	$28.05

Total return[e]	11.70%	(4.33)%	4.28%	24.39%	12.53%

Ratios to average net assets
Expenses[f]	1.99%[g,h]	1.99%[g,h]	1.99%[g]	1.98%[g]	2.02%
Expenses incurred in connection with securities sold short	0.01%	0.02%	0.03%	—%[i]	—%[i]
Net investment income	1.27%[c]	0.56%	1.38%[d]	0.68%	0.89%

Supplemental data
Net assets, end of year (000’s)	$2,758,563	$2,983,216	$3,077,691	$2,894,908	$2,222,484
Portfolio turnover rate	17.01%	21.79%	23.66%	23.57%	24.65%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.10 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.94%.
dNet investment income per share includes approximately $0.34 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.40%.
eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
fIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(e).
gBenefit of expense reduction rounds to less than 0.01%.
hBenefit of waiver and payments by affiliates rounds to less than 0.01%.
iRounds to less than 0.01%.

16 Annual Report | The accompanying notes are an integral part of these financial statements.

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FRANKLIN MUTUAL GLOBAL DISCOVERY FUND
FINANCIAL HIGHLIGHTS

		Year Ended December 31,
	2016	2015	2014	2013	2012
Class R
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$28.51	$32.43	$32.88	$27.98	$26.89
Income from investment operations[a]:
Net investment income[b]	0.50 [c]	0.35	0.65 [d]	0.37	0.39
Net realized and unrealized gains (losses)	2.98	(1.64)	0.93	6.58	3.14
Total from investment operations	3.48	(1.29)	1.58	6.95	3.53
Less distributions from:
Net investment income	(0.53)	(0.39)	(0.65)	(0.41)	(0.42)
Net realized gains	(1.29)	(2.24)	(1.38)	(1.64)	(2.02)
Total distributions	(1.82)	(2.63)	(2.03)	(2.05)	(2.44)
Net asset value, end of year.	$30.17	$28.51	$32.43	$32.88	$27.98

Total return	12.28%	(3.82)%	4.77%	25.02%	13.09%

Ratios to average net assets
Expenses[e]	1.49%[f,g]	1.49%[f,g]	1.49%[f]	1.48%[f]	1.52%
Expenses incurred in connection with securities sold short	0.01%	0.02%	0.03%	—%[h]	—%[h]
Net investment income	1.77%[c]	1.06%	1.88%[d]	1.18%	1.39%

Supplemental data
Net assets, end of year (000’s)	$444,813	$468,425	$528,439	$539,613	$458,142
Portfolio turnover rate	17.01%	21.79%	23.66%	23.57%	24.65%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.10 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.44%.
dNet investment income per share includes approximately $0.34 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.90%.
eIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(e).
fBenefit of expense reduction rounds to less than 0.01%.
gBenefit of waiver and payments by affiliates rounds to less than 0.01%.
hRounds to less than 0.01%.

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The accompanying notes are an integral part of these financial statements. | Annual Report 17

FRANKLIN MUTUAL GLOBAL DISCOVERY FUND
FINANCIAL HIGHLIGHTS

		Year Ended December 31,
	2016	2015	2014	2013 [a]
Class R6
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$29.35	$33.33	$33.73	$31.42
Income from investment operations[b]:
Net investment income[c]	0.61 [d]	0.55	0.85 [e]	0.40
Net realized and unrealized gains (losses)	3.19	(1.69)	1.00	4.17
Total from investment operations	3.80	(1.14)	1.85	4.57
Less distributions from:
Net investment income.	(0.73)	(0.60)	(0.87)	(0.62)
Net realized gains	(1.29)	(2.24)	(1.38)	(1.64)
Total distributions	(2.02)	(2.84)	(2.25)	(2.26)
Net asset value, end of year	$31.13	$29.35	$33.33	$33.73

Total return[f]	13.02%	(3.23)%	5.46%	14.71%

Ratios to average net assets[g]
Expenses[h,i]	0.85%[j]	0.84%[j]	0.85%	0.84%
Expenses incurred in connection with securities sold short	0.01%	0.02%	0.03%	—%[k]
Net investment income	2.41%[d]	1.71%	2.52%[e]	1.83%

Supplemental data
Net assets, end of year (000’s)	$528,617	$229,765	$137,922	$10,535
Portfolio turnover rate	17.01%	21.79%	23.66%	23.57%

aFor the period May 1, 2013 (effective date) to December 31, 2013.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dNet investment income per share includes approximately $0.10 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 2.08%.
eNet investment income per share includes approximately $0.34 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.54%.
fTotal return is not annualized for periods less than one year.
gRatios are annualized for periods less than one year.
hIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(e).
iBenefit of expense reduction rounds to less than 0.01%.
jBenefit of waiver and payments by affiliates rounds to less than 0.01%.
kRounds to less than 0.01%.

18 Annual Report | The accompanying notes are an integral part of these financial statements.

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FRANKLIN MUTUAL GLOBAL DISCOVERY FUND

Statement of Investments, December 31, 2016
		Shares/
	Country	Units	Value

Common Stocks and Other Equity Interests 87.8%
Aerospace & Defense 0.7%
B/E Aerospace Inc	United States	2,022,442	$121,730,784
[a] KLX Inc	United States	1,011,221	45,616,179
			167,346,963
Auto Components 0.7%
Cie Generale des Etablissements Michelin, B	France	1,269,287	141,166,972
[a,b] International Automotive Components Group Brazil LLC	Brazil	3,819,425	93,981
[a,b,c,d] International Automotive Components Group North America LLC	United States	35,491,081	26,401,815
			167,662,768
Automobiles 1.3%
General Motors Co	United States	5,945,392	207,137,457
Hyundai Motor Co	South Korea	661,459	79,993,882
			287,131,339
Banks 12.7%
Barclays PLC	United Kingdom	60,743,193	167,199,829
BNP Paribas SA	France	3,690,983	235,155,138
Capital Bank Financial Corp., A	United States	866,477	34,009,222
[e] Capital Bank Financial Corp., B, 144A, non-voting	United States	2,980,444	116,982,427
CIT Group Inc	United States	4,841,447	206,632,958
Citigroup Inc	United States	5,490,140	326,279,020
Citizens Financial Group Inc	United States	10,206,899	363,671,811
HSBC Holdings PLC	United Kingdom	16,067,494	130,018,533
JPMorgan Chase & Co	United States	3,430,309	296,001,364
PNC Financial Services Group Inc	United States	2,700,744	315,879,018
Societe Generale SA	France	3,827,410	188,251,494
[a] Standard Chartered PLC	United Kingdom	12,656,750	103,463,326
Wells Fargo & Co	United States	6,774,534	373,344,569
			2,856,888,709
Beverages 0.7%
PepsiCo Inc	United States	1,550,302	162,208,098
Chemicals 1.3%
[a,f,g] Dow Corning Corp., Contingent Distribution	United States	11,430,153	—
Monsanto Co	United States	2,149,530	226,152,051
Syngenta AG	Switzerland	157,078	62,081,594
			288,233,645
Communications Equipment 2.1%
Cisco Systems Inc	United States	7,416,030	224,112,427
Nokia OYJ, A	Finland	28,555,604	137,851,990
Nokia OYJ, ADR	Finland	25,474,246	122,531,123
			484,495,540
Construction Materials 0.9%
LafargeHolcim Ltd., B	Switzerland	3,691,245	194,457,280
Consumer Finance 1.2%
Ally Financial Inc	United States	4,641,368	88,278,819
Capital One Financial Corp	United States	2,190,465	191,096,167
			279,374,986
Containers & Packaging 0.8%
International Paper Co	United States	3,351,698	177,841,096

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FRANKLIN MUTUAL GLOBAL DISCOVERY FUND
STATEMENT OF INVESTMENTS

		Shares/
	Country	Units	Value

Common Stocks and Other Equity Interests (continued)
Diversified Financial Services 0.6%
[a,b] Hightower Holding LLC, B, Series II	United States	2,491,917	$7,671,616
Voya Financial Inc	United States	3,426,353	134,381,565
			142,053,181
Diversified Telecommunication Services 2.8%
China Telecom Corp. Ltd., H	China	448,060,220	206,854,806
Deutsche Telekom AG	Germany	8,629,475	148,502,308
Koninklijke KPN NV	Netherlands	95,635,204	283,165,383
			638,522,497
Electric Utilities 1.4%
Enel SpA	Italy	57,664,238	254,104,005
Vistra Energy Corp	United States	4,396,158	68,140,449
			322,244,454
Energy Equipment & Services 1.6%
Baker Hughes Inc	United States	5,382,143	349,677,831
Food & Staples Retailing 4.0%
CVS Health Corp	United States	3,061,866	241,611,846
Empire Co. Ltd., A	Canada	7,893,638	92,409,882
Metro AG	Germany	6,695,982	222,532,495
[a] Rite Aid Corp	United States	13,959,587	115,026,997
Walgreens Boots Alliance Inc	United States	2,833,972	234,539,523
			906,120,743
Health Care Equipment & Supplies 4.5%
Medtronic PLC.	United States	5,901,594	420,370,541
St. Jude Medical Inc	United States	3,633,160	291,343,100
Stryker Corp	United States	2,622,672	314,222,331
			1,025,935,972
Hotels, Restaurants & Leisure 1.4%
Accor SA	France	5,775,634	215,312,427
Sands China Ltd	Hong Kong	21,300,300	92,568,200
			307,880,627
Industrial Conglomerates 2.1%
Jardine Strategic Holdings Ltd	Hong Kong	3,736,405	124,048,646
Koninklijke Philips NV	Netherlands	11,117,357	339,232,794
			463,281,440
Insurance 8.9%
[a] Alleghany Corp	United States	76,761	46,679,899
American International Group Inc	United States	5,102,618	333,251,982
China Pacific Insurance Group Co. Ltd., H	China	44,491,587	155,199,875
Chubb Ltd	United States	1,925,798	254,436,432
The Hartford Financial Services Group Inc	United States	1,033,392	49,241,129
MetLife Inc	United States	3,841,066	206,995,047
NN Group NV	Netherlands	11,287,329	382,364,789
RSA Insurance Group PLC	United Kingdom	17,857,312	128,905,532
White Mountains Insurance Group Ltd	United States	163,310	136,535,325
XL Group Ltd	Ireland	8,454,755	315,024,171
			2,008,634,181
IT Services 0.8%
[a] Cognizant Technology Solutions Corp., A	United States	3,300,880	184,948,306

20 Annual Report

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FRANKLIN MUTUAL GLOBAL DISCOVERY FUND
STATEMENT OF INVESTMENTS

		Shares/
	Country	Units	Value

Common Stocks and Other Equity Interests (continued)
Machinery 1.8%
Caterpillar Inc	United States	3,147,600	$291,908,424
CNH Industrial NV	United Kingdom	5,804,196	50,475,799
CNH Industrial NV, special voting	United Kingdom	7,338,645	63,820,032
			406,204,255
Marine 1.0%
A.P. Moeller-Maersk AS, B.	Denmark	141,774	226,178,529
Media 4.3%
[a] Charter Communications Inc., A	United States	840,665	242,044,267
[a] DISH Network Corp., A	United States	4,143,726	240,046,047
[a] Liberty Global PLC, C	United Kingdom	985,293	29,263,202
Time Warner Inc	United States	4,822,006	465,468,239
			976,821,755
Metals & Mining 1.0%
[a] Freeport-McMoRan Inc	United States	6,099,862	80,457,180
ThyssenKrupp AG	Germany	6,240,872	148,668,848
			229,126,028
Multi-Utilities 0.3%
[a] innogy SE	Germany	1,634,283	56,763,748
Oil, Gas & Consumable Fuels 6.2%
Apache Corp	United States	864,520	54,871,085
BP PLC	United Kingdom	30,087,550	188,874,835
China Shenhua Energy Co. Ltd., H.	China	63,379,200	119,328,947
CONSOL Energy Inc	United States	6,429,499	117,209,767
Kinder Morgan Inc	United States	10,003,978	207,182,384
Marathon Oil Corp	United States	12,762,064	220,911,328
Royal Dutch Shell PLC, A (EUR Traded)	United Kingdom	9,226,904	252,276,619
Royal Dutch Shell PLC, A (GBP Traded)	United Kingdom	6,164,658	170,293,979
[a,b,d] Warrior Met Coal LLC, A	United States	60,966	19,813,950
[a,b,d] Warrior Met Coal LLC, B	United States	142,575	46,336,875
			1,397,099,769
Pharmaceuticals 7.8%
Eli Lilly & Co	United States	5,532,056	406,882,719
GlaxoSmithKline PLC	United Kingdom	10,945,979	210,617,035
Merck & Co. Inc	United States	7,956,898	468,422,585
Novartis AG, ADR	Switzerland	6,057,282	441,212,421
Teva Pharmaceutical Industries Ltd., ADR	Israel	6,348,373	230,128,521
			1,757,263,281
Professional Services 0.8%
Relx PLC	United Kingdom	10,575,555	188,768,449
Software 5.4%
[a] Check Point Software Technologies Ltd	Israel	3,995,413	337,452,582
[a] Dell Technologies Inc., V.	United States	1,105,751	60,783,132
Microsoft Corp	United States	7,428,291	461,594,003
Symantec Corp	United States	14,661,159	350,255,089
			1,210,084,806
Specialty Retail 0.8%
Kingfisher PLC	United Kingdom	42,834,793	184,839,448

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Annual Report

21

FRANKLIN MUTUAL GLOBAL DISCOVERY FUND
STATEMENT OF INVESTMENTS

		Shares/
	Country	Units	Value

Common Stocks and Other Equity Interests (continued)
Technology Hardware, Storage & Peripherals 2.2%
Hewlett Packard Enterprise Co	United States	6,436,730	$148,945,932
Lenovo Group Ltd	China	41,391,101	25,087,133
Samsung Electronics Co. Ltd	South Korea	217,030	323,948,180
			497,981,245
Tobacco 4.7%
Altria Group Inc	United States	3,441,027	232,682,246
British American Tobacco PLC.	United Kingdom	5,563,572	316,733,883
Imperial Brands PLC	United Kingdom	4,213,802	183,883,109
Philip Morris International Inc	United States	925,621	84,685,065
Reynolds American Inc	United States	4,519,785	253,288,751
			1,071,273,054
Wireless Telecommunication Services 1.0%
Vodafone Group PLC	United Kingdom	89,319,132	219,890,517
Total Common Stocks and Other Equity Interests
(Cost $16,384,290,992)			19,837,234,540

Preferred Stocks (Cost $391,187,079) 1.2%
Automobiles 1.2%
[h] Volkswagen AG, 0.127%, pfd	Germany	1,896,164	266,052,409

		Principal
		Amount

Corporate Bonds, Notes and Senior Floating Rate Interests
3.7%
[d] Avaya Inc.,
[e] senior note, 144A, 10.50%, 3/01/21	United States	$98,429,000	42,816,615
[e] senior secured note, 144A, 7.00%, 4/01/19	United States	51,741,000	45,532,080
[i,j] Term B-3 Loan, 5.39%, 10/26/17	United States	51,898,103	45,573,022
[i,j] Term B-6 Loan, 6.50%, 3/30/18	United States	34,017,476	29,754,678
[i,j] Term B-7 Loan, 6.25%, 5/29/20	United States	37,398,022	32,554,978
[i,j] Belk Inc., Closing Date Term Loan, 5.75%, 12/12/22	United States	33,924,074	29,400,875
CHS/Community Health Systems Inc.,
senior note, 7.125%, 7/15/20	United States	26,953,000	20,627,131
senior note, 6.875%, 2/01/22	United States	40,326,000	28,228,200
iHeartCommunications Inc.,
senior secured note, first lien, 9.00%, 12/15/19.	United States	95,618,000	78,526,282
[i,j] Tranche D Term Loan, 7.52%, 1/30/19	United States	117,978,997	96,251,159
[i,j] Tranche E Term Loan, 8.27%, 7/30/19.	United States	37,921,652	31,190,559
[e] Valeant Pharmaceuticals International,
senior bond, 144A, 6.75%, 8/15/21	United States	17,307,000	14,451,345
senior bond, 144A, 7.25%, 7/15/22	United States	8,530,000	7,015,925
senior note, 144A, 6.375%, 10/15/20.	United States	108,254,000	93,537,951
[e] Valeant Pharmaceuticals International Inc.,
senior note, 144A, 5.375%, 3/15/20	United States	4,212,000	3,580,200
senior note, 144A, 7.50%, 7/15/21	United States	23,590,000	20,080,987
senior note, 144A, 5.625%, 12/01/21.	United States	10,529,000	8,212,620
[i,j] Veritas Software Corp.,
Term Loan B1, 6.625%, 1/27/23	United States	67,244,852	62,229,530
Term Loan B2, 8.625%, 1/27/23	United States	64,900,606	58,232,069

22 Annual Report

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FRANKLIN MUTUAL GLOBAL DISCOVERY FUND
STATEMENT OF INVESTMENTS

		Principal
	Country	Amount	Value

Corporate Bonds, Notes and Senior Floating Rate
Interests (continued)
[e] Veritas U.S. Inc./Veritas Bermuda Ltd.,
senior note, 144A, 7.50%, 2/01/23	United States	$11,929,000	$11,183,438
senior note, 144A, 10.50%, 2/01/24	United States	84,935,000	77,821,694
Total Corporate Bonds, Notes and Senior Floating Rate
Interests (Cost $914,896,951)			836,801,338

Corporate Notes and Senior Floating Rate Interests in
Reorganization 0.6%
[b,k] Broadband Ventures III LLC, secured promissory note, 5.00%, 2/01/12	United States	8,893	—
[i,j,k] Caesars Entertainment Operating Co. Inc.,
Term B-5-B Loans, 1.50%, 3/01/17	United States	12,561,996	13,610,923
Term B-6-B Loans, 1.50%, 3/01/17	United States	59,886,762	66,324,588
Term B-7 Loans, 1.50%, 3/01/17.	United States	43,747,512	51,211,581
[k] Samson Investment Co., senior note, 9.75%, 2/15/20	United States	87,456,000	4,700,760
Total Corporate Notes and Senior Floating Rate Interests in
Reorganization (Cost $142,263,669)			135,847,852

		Shares

Companies in Liquidation 0.1%
[a] Adelphia Recovery Trust	United States	45,477,593	27,287
[a,f] Adelphia Recovery Trust, Arahova Contingent Value Vehicle, Contingent
Distribution	United States	5,538,790	55,388
[a,f,g] Century Communications Corp., Contingent Distribution	United States	15,282,000	—
[a,b] FIM Coinvestor Holdings I, LLC	United States	30,279,560	—
[a,l] Lehman Brothers Holdings Inc., Bankruptcy Claim	United States	587,363,521	20,005,602
[a,f,g] NewPage Corp., Litigation Trust, Contingent Distribution.	United States	145,817,000	—
[a,f,g] Tribune Media Litigation Trust, Contingent Distribution	United States	1,287,601	—
[a,g] Vistra Energy Corp., Litigation Trust	United States	260,457,613	3,021,308
[a] Vistra Energy Corp., Litigation Trust, TRA	United States	4,396,159	6,374,430
Total Companies in Liquidation (Cost $68,413,237)			29,484,015

		Principal
		Amount

Municipal Bonds in Reorganization (Cost $85,612,566) 0.3%
[k] Puerto Rico Commonwealth GO, Refunding, Series A, 8.00%, 7/01/35.	United States	$98,292,000	66,347,100
Total Investments before Short Term Investments
(Cost $17,986,664,494)			21,171,767,254

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FRANKLIN MUTUAL GLOBAL DISCOVERY FUND
STATEMENT OF INVESTMENTS

		Principal
	Country	Amount	Value

Short Term Investments 5.0%
U.S. Government and Agency Securities 5.0%
[m] FHLB, 1/03/17	United States	$46,100,000	$46,100,000
[m] U.S. Treasury Bill,
1/05/17	United States	250,000,000	249,995,679
[n] 5/11/17	United States	80,000,000	79,831,840
1/12/17 - 6/15/17	United States	746,700,000	745,639,765
Total U.S. Government and Agency Securities
(Cost $1,121,552,123)			1,121,567,284
Total Investments (Cost $19,108,216,617) 98.7%			22,293,334,538
Securities Sold Short (0.5)%			(121,519,906)
Other Assets, less Liabilities 1.8%			413,765,289
Net Assets 100.0%			$22,585,579,921

		Shares

[o] Securities Sold Short (Proceeds $121,997,463) (0.5)%
Common Stocks (0.5)%
Health Care Equipment & Supplies (0.5)%
Abbott Laboratories	United States	3,163,757	$(121,519,906)

aNon-income producing.
bSee Note 10 regarding restricted securities.
cSee Note 13 regarding holdings of 5% voting securities.
dAt December 31, 2016, pursuant to the Fund’s policies and the requirements of applicable securities law, the Fund is restricted from trading these securities at year end.
eSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At
December 31, 2016, the aggregate value of these securities was $441,215,282, representing 2.0% of net assets.
fContingent distributions represent the right to receive additional distributions, if any, during the reorganization of the underlying company. Shares represent total underlying principal of debt securities.
gSecurity has been deemed illiquid because it may not be able to be sold within seven days. At December 31, 2016, the aggregate value of these securities was $3,021,308, representing less than 0.1% of net assets.
hVariable rate security. The rate shown represents the yield at period end.
iThe coupon rate shown represents the rate at period end.
jSee Note 1(g) regarding senior floating rate interests.
kSee Note 8 regarding credit risk and defaulted securities.
lBankruptcy claims represent the right to receive distribution, if any, during the liquidation of the underlying pool of assets. Shares represent amount of allowed unsecured claims.
mThe security was issued on a discount basis with no stated coupon rate.
nA portion or all of the security has been segregated as collateral for securities sold short. At December 31, 2016, the aggregate value of this security and/or cash pledged amounted to $182,815,282, representing 0.8% of net assets.
oSee Note 1(e) regarding securities sold short.

24 Annual Report

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FRANKLIN MUTUAL GLOBAL DISCOVERY FUND
STATEMENT OF INVESTMENTS

At December 31, 2016, the Fund had the following futures contracts outstanding. See Note 1(c).

Futures Contracts

			Number of	Notional	Expiration	Unrealized	Unrealized
Description		Type	Contracts	Value	Date	Appreciation	Depreciation
Currency Contracts
EUR/USD.		Short	8,928	$1,180,058,400	3/13/17	$4,576,882	$—
GBP/USD		Short	9,564	738,699,450	3/13/17	16,357,391	—
Total Futures Contracts						$20,934,273	$—
Net unrealized appreciation (depreciation)						$20,934,273

At December 31, 2016, the Fund had the following forward exchange contracts outstanding. See Note 1(c).

Forward Exchange Contracts
				Contract	Settlement	Unrealized	Unrealized
Currency	Counterparty[a] Type		Quantity	Amount	Date	Appreciation	Depreciation
OTC Forward Exchange Contracts
British Pound	BOFA	Sell	31,077,862	$41,095,767	1/13/17	$2,796,933	$—
British Pound	BONY	Sell	42,745,733	56,310,513	1/13/17	3,632,767	—
British Pound	FBCO	Sell	76,234,566	100,587,459	1/13/17	6,639,713	—
British Pound	HSBK	Buy	658,797	829,799	1/13/17	—	(17,930)
British Pound	HSBK	Sell	237,469,005	312,842,965	1/13/17	20,197,798	—
British Pound	SSBT	Buy	4,549,831	5,785,711	1/13/17	—	(178,722)
British Pound	SSBT	Sell	75,289,718	99,308,320	1/13/17	6,524,961	—
British Pound	UBSW	Buy	17,296,387	21,734,643	1/13/17	—	(419,423)
Euro	BOFA	Sell	19,431,867	21,766,446	1/17/17	1,299,951	—
Euro	BONY	Sell	13,822,101	15,477,661	1/17/17	919,618	—
Euro	FBCO	Sell	134,290,909	149,367,655	1/17/17	7,926,574	—
Euro	HSBK	Sell	47,898,954	53,638,188	1/17/17	3,188,906	—
Euro	SSBT	Sell	139,862,931	155,679,927	1/17/17	8,370,148	—
Canadian Dollar	HSBK	Sell	139,020,466	102,927,040	1/23/17	—	(635,266)
Canadian Dollar	SSBT	Buy	25,786,776	19,295,810	1/23/17	—	(86,135)
Canadian Dollar	SSBT	Sell	3,135,934	2,324,570	1/23/17	—	(11,522)
Canadian Dollar	SSBT	Sell	4,510,364	3,404,852	1/23/17	44,888	—
British Pound	BOFA	Sell	5,565,974	6,905,314	2/13/17	40,883	—
British Pound	FBCO	Sell	135,813,890	176,975,713	2/13/17	9,478,493	—
British Pound	HSBK	Sell	131,565,219	171,281,846	2/13/17	9,024,447	—
British Pound	SSBT	Sell	9,710,169	11,969,725	2/13/17	—	(5,680)
British Pound	SSBT	Sell	30,756,675	39,642,674	2/13/17	1,710,930	—
British Pound	UBSW	Sell	6,268,943	8,233,128	2/13/17	501,735	—
British Pound	UBSW	Sell	9,580,554	11,793,516	2/13/17	—	(22,035)
South Korean Won	BOFA	Buy	27,707,714,900	23,631,642	2/13/17	—	(687,669)
South Korean Won	BOFA	Sell	52,139,586,507	47,068,009	2/13/17	3,892,696	—
South Korean Won	FBCO	Sell	166,214,074,717	149,596,032	2/13/17	11,958,875	—
South Korean Won	HSBK	Buy	895,855,300	782,406	2/13/17	—	(40,574)
South Korean Won	HSBK	Sell	132,947,178,560	119,291,261	2/13/17	9,201,474	—
South Korean Won	UBSW	Sell	2,220,416,104	2,017,643	2/13/17	178,979	—
Euro	BOFA	Sell	3,465,573	3,911,939	2/17/17	256,529	—
Euro	FBCO	Sell	8,093,588	9,155,393	2/17/17	618,455	—
Euro	HSBK	Sell	15,778,351	17,833,537	2/17/17	1,190,883	—
Euro	SSBT	Sell	19,484,227	21,942,804	2/17/17	1,391,272	—
Euro	UBSW	Sell	242,221,689	273,676,373	2/17/17	18,186,297	—

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FRANKLIN MUTUAL GLOBAL DISCOVERY FUND
STATEMENT OF INVESTMENTS

Forward Exchange Contracts (continued)

				Contract	Settlement	Unrealized	Unrealized
Currency	Counterparty[a] Type		Quantity	Amount	Date	Appreciation	Depreciation
OTC Forward Exchange Contracts (continued)
Euro	BOFA	Sell	9,590,033	$10,037,804	4/07/17	$—	$(104,450)
Euro	BOFA	Sell	16,872,900	18,973,795	4/07/17	1,129,308	—
Euro	BONY	Sell	11,097,382	11,615,713	4/07/17	—	(120,687)
Euro	FBCO	Sell	162,000,140	180,138,609	4/07/17	8,810,057	—
Euro	HSBK	Sell	11,956,713	13,442,083	4/07/17	796,870	—
Euro	HSBK	Sell	13,812,375	14,483,626	4/07/17	—	(124,104)
Euro	SSBT	Sell	19,698,216	20,599,586	4/07/17	—	(232,907)
Euro	SSBT	Sell	162,000,141	180,139,471	4/07/17	8,810,918	—
Euro	BOFA	Sell	96,012,748	106,362,264	4/18/17	4,763,780	—
Euro	BONY	Sell	1,352,125	1,422,152	4/18/17	—	(8,636)
Euro	BONY	Sell	16,486,062	17,925,359	4/18/17	480,187	—
Euro	FBCO	Sell	520,274	563,613	4/18/17	13,071	—
Euro	HSBK	Sell	25,733,446	27,937,332	4/18/17	706,792	—
Euro	SSBT	Sell	2,629,504	2,767,563	4/18/17	—	(14,917)
Euro	SSBT	Sell	18,523,360	20,035,426	4/18/17	434,431	—
Euro	UBSW	Sell	2,629,503	2,767,034	4/18/17	—	(15,446)
Euro	UBSW	Sell	247,123,661	275,847,151	4/18/17	14,346,571	—
British Pound	SSBT	Sell	43,041,388	53,935,164	4/24/17	759,277	—
British Pound	UBSW	Sell	182,484,863	223,981,921	4/24/17	—	(1,470,715)
Euro	BOFA	Sell	2,196,866	2,308,689	5/04/17	—	(17,886)
Euro	BOFA	Sell	102,579,262	114,730,246	5/04/17	6,094,435	—
Euro	BONY	Sell	2,600,090	2,783,742	5/04/17	30,136	—
Euro	FBCO	Sell	2,329,373	2,499,301	5/04/17	32,395	—
Euro	HSBK	Sell	3,464,647	3,647,603	5/04/17	—	(21,606)
Euro	HSBK	Sell	117,935,620	131,295,211	5/04/17	6,396,361	—
Euro	SSBT	Sell	24,397,978	26,303,107	5/04/17	464,608	—
Euro	UBSW	Sell	91,467,405	98,690,108	5/04/17	1,822,228	—
South Korean Won	FBCO	Sell	31,982,832,129	27,838,386	5/12/17	1,349,667	—
South Korean Won	HSBK	Sell	91,331,572,103	79,702,845	5/12/17	4,060,502	—
South Korean Won	UBSW	Sell	26,942,624,910	23,099,320	5/12/17	784,985	—
Euro	BOFA	Sell	6,503,232	6,827,418	5/18/17	—	(64,715)
Euro	BOFA	Sell	26,053,692	27,993,136	5/18/17	381,402	—
Euro	BONY	Sell	6,552,781	6,885,990	5/18/17	—	(58,655)
Euro	BONY	Sell	8,609,692	9,311,109	5/18/17	186,547	—
Euro	FBCO	Sell	4,597,937	4,926,330	5/18/17	53,431	—
Euro	HSBK	Sell	6,453,683	6,781,672	5/18/17	—	(57,949)
Euro	HSBK	Sell	102,164,007	110,289,525	5/18/17	2,015,989	—
Euro	SSBT	Sell	6,503,232	6,818,476	5/18/17	—	(73,657)
Euro	SSBT	Sell	105,291,472	113,610,118	5/18/17	2,022,092	—
Euro	UBSW	Sell	6,503,231	6,828,523	5/18/17	—	(63,609)
Euro	UBSW	Sell	42,955,671	46,023,472	5/18/17	498,999	—
British Pound	BONY	Sell	67,165,365	84,244,510	5/23/17	1,204,834	—
British Pound	HSBK	Sell	4,981,000	6,135,870	5/23/17	—	(22,373)
British Pound	HSBK	Sell	79,717,658	99,945,527	5/23/17	1,386,865	—
British Pound	SSBT	Sell	3,128,483	3,848,735	5/23/17	—	(19,155)
British Pound	SSBT	Sell	6,311,929	7,809,738	5/23/17	6,006	—

26 Annual Report

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FRANKLIN MUTUAL GLOBAL DISCOVERY FUND
STATEMENT OF INVESTMENTS

Forward Exchange Contracts (continued)

			Contract	Settlement	Unrealized	Unrealized
Currency	Counterparty[a] Type	Quantity	Amount	Date	Appreciation	Depreciation
OTC Forward Exchange Contracts (continued)
British Pound	UBSW Sell	6,068,818	$7,585,608	5/23/17	$82,445	$—
Total Forward Exchange Contracts					$199,099,394	$(4,596,423)
Net unrealized appreciation (depreciation)					$194,502,971

[a]May be comprised of multiple contracts with the same counterparty, currency and settlement date.

See Abbreviations on page 45.

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FRANKLIN MUTUAL GLOBAL DISCOVERY FUND

Financial Statements

Statement of Assets and Liabilities
December 31, 2016

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$19,079,121,246
Cost - Non-controlled affiliates (Note 13)	29,095,371
Total cost of investments	$19,108,216,617
Value - Unaffiliated issuers	$22,266,932,723
Value - Non-controlled affiliates (Note 13)	26,401,815
Total value of investments	22,293,334,538
Cash	54,280,352
Restricted Cash (Note 1d)	66,160,000
Foreign currency, at value (cost $11,698,135)	11,736,549
Receivables:
Investment securities sold	1,552,915
Capital shares sold	75,451,826
Dividends and interest	51,819,007
European Union tax reclaims	3,455,883
Due from brokers	181,779,582
Unrealized appreciation on OTC forward exchange contracts	199,099,394
Other assets	515,929
Total assets	22,939,185,975
Liabilities:
Payables:
Investment securities purchased	8,695,664
Capital shares redeemed	56,466,922
Management fees	15,429,189
Distribution fees	9,299,393
Transfer agent fees	5,552,961
Trustees’ fees and expenses	783,463
Variation margin	10,935,900
Securities sold short, at value (proceeds $121,997,463)	121,519,906
Due to brokers	118,971,000
Unrealized depreciation on OTC forward exchange contracts	4,596,423
Accrued expenses and other liabilities	1,355,233
Total liabilities	353,606,054
Net assets, at value	$22,585,579,921
Net assets consist of:
Paid-in capital	$19,131,824,527
Distributions in excess of net investment income	(18,974,209)
Net unrealized appreciation (depreciation)	3,400,382,745
Accumulated net realized gain (loss)	72,346,858
Net assets, at value	$22,585,579,921

28 Annual Report | The accompanying notes are an integral part of these financial statements.

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FRANKLIN MUTUAL GLOBAL DISCOVERY FUND
FINANCIAL STATEMENTS

Statement of Assets and Liabilities (continued)
December 31, 2016

Class Z:
Net assets, at value	$8,354,865,247
Shares outstanding	268,432,356
Net asset value and maximum offering price per share	$31.12
Class A:
Net assets, at value	$10,498,721,925
Shares outstanding	343,473,512
Net asset value per share[a]	$30.57
Maximum offering price per share (net asset value per share ÷ 94.25%)	$32.44
Class C:
Net assets, at value	$2,758,562,916
Shares outstanding	91,280,820
Net asset value and maximum offering price per share[a]	$30.22
Class R:
Net assets, at value	$444,812,790
Shares outstanding	14,745,263
Net asset value and maximum offering price per share	$30.17
Class R6:
Net assets, at value	$528,617,043
Shares outstanding	16,983,212
Net asset value and maximum offering price per share	$31.13

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

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FRANKLIN MUTUAL GLOBAL DISCOVERY FUND
FINANCIAL STATEMENTS

Statement of Operations
for the year ended December 31, 2016

Investment income:
Dividends.	$621,086,768
Interest	100,155,011
Income from securities loaned (net of fees and rebates)	3,220,164
Other income (Note 1h)	799,203
Total investment income.	725,261,146
Expenses:
Management fees (Note 3a)	180,280,174
Distribution fees: (Note 3c)
Class A	26,524,083
Class C	27,836,646
Class R	2,198,297
Transfer agent fees: (Note 3e)
Class Z	11,590,861
Class A	15,149,772
Class C	3,974,807
Class R	628,112
Class R6	4,973
Custodian fees (Note 4)	1,200,652
Reports to shareholders	2,461,260
Registration and filing fees	515,355
Professional fees	1,068,874
Trustees’ fees and expenses	697,637
Dividends and/or interest on securities sold short	2,042,902
Other.	508,312
Total expenses	276,682,717
Expense reductions (Note 4)	(67,798)
Expenses waived/paid by affiliates (Note 3f)	(31,739)
Net expenses	276,583,180
Net investment income	448,677,966
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	559,151,385
Foreign currency transactions	249,314,305
Futures contracts	172,165,916
Securities sold short	(4,436,365)
Net realized gain (loss)	976,195,241
Net change in unrealized appreciation (depreciation) on:
Investments	1,086,711,896
Translation of other assets and liabilities
denominated in foreign currencies	55,558,324
Futures contracts	2,879,061
Net change in unrealized appreciation (depreciation)	1,145,149,281
Net realized and unrealized gain (loss)	2,121,344,522
Net increase (decrease) in net assets resulting from operations	$2,570,022,488

30 Annual Report | The accompanying notes are an integral part of these financial statements.

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FRANKLIN MUTUAL GLOBAL DISCOVERY FUND
FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Year Ended December 31,
	2016	2015
Increase (decrease) in net assets:
Operations:
Net investment income	$448,677,966	$339,164,398
Net realized gain (loss)	976,195,241	1,935,425,923
Net change in unrealized appreciation (depreciation)	1,145,149,281	(3,210,851,013)
Net increase (decrease) in net assets resulting from operations	2,570,022,488	(936,260,692)
Distributions to shareholders from:
Class Z	(176,437,033)	(160,624,336)
Class A	(200,541,522)	(169,856,805)
Class C	(33,021,201)	(23,086,411)
Class R	(7,618,889)	(5,977,705)
Class R6	(10,674,922)	(4,336,706)
Net realized gains:
Class Z	(326,765,440)	(652,957,508)
Class A	(435,628,779)	(819,776,810)
Class C	(116,244,017)	(219,714,563)
Class R	(18,594,896)	(34,654,955)
Class R6	(18,722,984)	(15,790,541)
Total distributions to shareholders	(1,344,249,683)	(2,106,776,340)
Capital share transactions: (Note 2)
Class Z	(1,201,294,226)	(117,039,628)
Class A	(1,372,576,556)	1,145,571,804
Class C	(376,018,782)	290,521,090
Class R	(47,755,202)	(535,429)
Class R6	268,573,248	120,632,129
Total capital share transactions	(2,729,071,518)	1,439,149,966
Net increase (decrease) in net assets	(1,503,298,713)	(1,603,887,066)
Net assets:
Beginning of year	24,088,878,634	25,692,765,700
End of year.	$22,585,579,921	$24,088,878,634
Distributions in excess of net investment income included in net assets:
End of year.	$(18,974,209)	$(23,539,039)

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The accompanying notes are an integral part of these financial statements. | Annual Report 31

FRANKLIN MUTUAL GLOBAL DISCOVERY FUND

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Franklin Mutual Series Funds (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of seven separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin Mutual Global Discovery Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. The Fund offers five classes of shares: Class Z, Class A, Class C, Class R and Class R6. Each class of shares differs by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The VC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and derivative financial instruments listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the date that the values of the foreign debt securities are determined.

Investments in open-end mutual funds are valued at the closing NAV.

Certain derivative financial instruments trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An

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NOTES TO FINANCIAL STATEMENTS

income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund’s business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund’s NAV is not calculated, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Derivative Financial Instruments

The Fund invested in derivative financial instruments in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Statement of Assets and

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NOTES TO FINANCIAL STATEMENTS

1. Organization and Significant Accounting

Policies (continued)

c. Derivative Financial Instruments (continued)

Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counter-parties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement. At December 31, 2016, the Fund had no OTC derivatives in a net liability position for such contracts.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the Fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of Fund business each day and any additional collateral required due to changes in derivative values may be delivered by the Fund or the counterparty within a few business days. Collateral pledged and/or received by the Fund for OTC derivatives, if any, is held in segregated accounts with the Fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives. To the extent that the amounts due to the Fund from its counterparties are not subject to collateralization or are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance.

At December 31, 2016, the Fund received $88,617,345 in United Kingdom Treasury Bonds and U.S. Treasury Bills, Bonds and Notes as collateral for derivatives.

The Fund entered into exchange traded futures contracts primarily to manage exposure to certain foreign currencies. A futures contract is an agreement between the Fund and a counterparty to buy or sell an asset at a specified price on a future date. Required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Statement of Assets and Liabilities.

The Fund entered into OTC forward exchange contracts primarily to manage exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

The Fund purchased or wrote OTC option contracts primarily to manage exposure to foreign exchange rate risk. An option is a contract entitling the holder to purchase or sell a specific amount of shares or units of an asset or notional amount of a swap (swaption), at a specified price. When an option is purchased or written, an amount equal to the premium paid or received is recorded as an asset or liability, respectively. Upon exercise of an option, the acquisition cost or sales proceeds of the underlying investment is adjusted by any premium received or paid. Upon expiration of an option, any premium received or paid is recorded as a realized gain or loss. Upon closing an option other than through expiration or exercise, the difference between the premium received or paid and the cost to close the position is recorded as a realized gain or loss.

See Note 12 regarding other derivative information.

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NOTES TO FINANCIAL STATEMENTS

d. Restricted Cash

At December 31, 2016, the Fund held restricted cash in connection with investments in certain derivative securities. Restricted cash is held in a segregated account with the Fund’s custodian/counterparty broker and is reflected in the Statement of Assets and Liabilities.

e. Securities Sold Short

The Fund is engaged in selling securities short, which obligates the Fund to replace a borrowed security with the same security at current fair value. The Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale to the extent necessary to meet margin requirements until the short position is closed out. A deposit must also be maintained with the Fund’s custodian/counterparty broker consisting of cash and/or securities having a value equal to a specified percentage of the value of the securities sold short. The Fund is obligated to pay fees for borrowing the securities sold short and is required to pay the counterparty any dividends and/or interest due on securities sold short. Such dividends and/or interest and any security borrowing fees are recorded as an expense to the Fund.

f. Securities Lending

The Fund participates in an agency based securities lending program to earn additional income. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is deposited into a joint cash account with other funds and is used to invest in a money market fund managed by Franklin Advisers, Inc., an affiliate of the Fund, and/or a joint repurchase agreement. The Fund may receive income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. Income from securities loaned, net of fees paid to the securities lending agent and/or third-party vendor, is reported separately in the Statement of Operations. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. If the borrower defaults on its obligation to return the securities loaned, the Fund has the right to repurchase the securities in the open market using the collateral received. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower. At December 31, 2016, the Fund had no securities on loan.

g. Senior Floating Rate Interests

The Fund invests in senior secured corporate loans that pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity. Senior secured corporate loans in which the Fund invests are generally readily marketable, but may be subject to certain restrictions on resale.

h. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date. As a result of several court cases, in certain countries across the European Union, the Fund filed additional tax reclaims for previously withheld taxes on dividends earned in those countries (EU reclaims). These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial

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FRANKLIN MUTUAL GLOBAL DISCOVERY FUND
NOTES TO FINANCIAL STATEMENTS

1. Organization and Significant Accounting

Policies (continued)

h. Income and Deferred Taxes (continued)

proceedings. Income recognized, if any, for EU reclaims is reflected as other income in the Statement of Operations and any related receivable, if any, is reflected as European Union tax reclaims in the Statement of Assets and Liabilities. When uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these EU reclaims, and the potential timing of payment, no amounts are reflected in the financial statements. For U.S. income tax purposes, EU reclaims received by the Fund, if any, reduce the amounts of foreign taxes Fund shareholders can use as tax credits in their individual income tax returns.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of December 31, 2016, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitation.

i. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income and dividends declared on securities sold short are recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis).

Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

j. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

k. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

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NOTES TO FINANCIAL STATEMENTS

2. Shares of Beneficial Interest

At December 31, 2016, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

		Year Ended December 31,
		2016		2015
	Shares	Amount	Shares	Amount
Class Z Shares:
Shares sold	55,397,128	$1,662,439,998	42,382,438	$1,417,518,812
Shares issued in reinvestment of distributions	15,044,678	468,213,378	26,156,041	761,748,485
Shares redeemed	(113,174,673)	(3,331,947,602)	(68,764,363)	(2,296,306,925)
Net increase (decrease)	(42,732,867)	$(1,201,294,226)	(225,884)	$(117,039,628)
Class A Shares:
Shares sold	35,127,143	$1,014,171,059	67,815,155	$2,242,627,379
Shares issued in reinvestment of distributions	20,440,282	624,283,614	33,918,312	971,252,561
Shares redeemed	(102,820,657)	(3,011,031,229)	(63,780,164)	(2,068,308,136)
Net increase (decrease)	(47,253,232)	$(1,372,576,556)	37,953,303	$1,145,571,804
Class C Shares:
Shares sold	7,120,197	$203,328,360	17,196,586	$560,093,583
Shares issued in reinvestment of distributions	4,628,208	139,510,899	7,951,692	225,458,453
Shares redeemed	(24,940,702)	(718,858,041)	(15,414,887)	(495,030,946)
Net increase (decrease)	(13,192,297)	$(376,018,782)	9,733,391	$290,521,090
Class R Shares:
Shares sold	1,951,411	$55,809,510	2,599,812	$84,252,120
Shares issued in reinvestment of distributions	844,579	25,450,207	1,403,754	39,729,502
Shares redeemed	(4,482,315)	(129,014,919)	(3,865,140)	(124,517,051)
Net increase (decrease)	(1,686,325)	$(47,755,202)	138,426	$(535,429)
Class R6 Shares:
Shares sold	11,717,779	$343,905,697	5,836,313	$192,133,049
Shares issued in reinvestment of distributions	728,048	22,663,432	365,321	10,603,629
Shares redeemed	(3,290,558)	(97,995,881)	(2,512,137)	(82,104,549)
Net increase (decrease)	9,155,269	$268,573,248	3,689,497	$120,632,129

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Mutual Advisers, LLC (Franklin Mutual)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

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FRANKLIN MUTUAL GLOBAL DISCOVERY FUND
NOTES TO FINANCIAL STATEMENTS

3.	Transactions with Affiliates (continued)
a.	Management Fees

The Fund pays an investment management fee to Franklin Mutual based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.875%	Up to and including $4 billion
0.845%	Over $4 billion, up to and including $7 billion
0.825%	Over $7 billion, up to and including $10 billion
0.805%	Over $10 billion, up to and including $13 billion
0.785%	Over $13 billion, up to and including $16 billion
0.765%	Over $16 billion, up to and including $19 billion
0.745%	Over $19 billion, up to and including $22 billion
0.725%	Over $22 billion, up to and including $25 billion
0.705%	Over $25 billion, up to and including $28 billion
0.685%	In excess of $28 billion

For the year ended December 31, 2016, the effective investment management fee rate was 0.808% of the Fund’s average daily net assets.

b. Administrative Fees

Under an agreement with Franklin Mutual, FT Services provides administrative services to the Fund. The fee is paid by Franklin Mutual based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class Z and Class R6 shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31 for each Fund.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.35%
Class C	1.00%
Class R	0.50%

The Board has set the current rate at 0.25% per year for Class A shares until further notice and approval by the Board.

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d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the year:

Sales charges retained net of commissions paid to
unaffiliated broker/dealers	$2,686,292
CDSC retained	$281,082

e. Transfer Agent Fees

Each class of shares, except for Class R6, pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the year ended December 31, 2016, the Fund paid transfer agent fees of $31,348,525, of which $11,723,667 was retained by Investor Services.

f. Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. During the year ended December 31, 2016, the Fund held investments in affiliated management investment companies as follows:

% of
Affiliated
	Number of			Number of				Fund Shares
	Shares Held			Shares	Value			Outstanding
	at Beginning	Gross	Gross	Held at End	at End	Investment	Realized	Held at End
	of Year	Additions	Reductions	of Year	of Year	Income	Gain (Loss)	of Year

Non-Controlled Affiliates
Institutional Fiduciary Trust Money
Market Portfolio, 0.09%	–	1,068,309,000	(1,068,309,000)	–	$–	$–	$–	–%

g. Waiver and Expense Reimbursements

Investor Services has contractually agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees do not exceed 0.01% until April 30, 2017. There were no Class R6 transfer agent fees waived during the year ended December 31, 2016.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2016, the custodian fees were reduced as noted in the Statement of Operations.

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FRANKLIN MUTUAL GLOBAL DISCOVERY FUND
NOTES TO FINANCIAL STATEMENTS

5. Independent Trustees’ Retirement Plan

On January 1, 1993, the Trust adopted an Independent Trustees’ Retirement Plan (Plan). The Plan is an unfunded defined benefit plan that provides benefit payments to Trustees whose length of service and retirement age meets the eligibility requirements of the Plan. Benefits under the Plan are based on years of service and fees paid to each trustee at the time of retirement. Effective in December 1996, the Plan was closed to new participants.

During the year ended December 31, 2016, the Fund’s projected benefit obligation and benefit payments under the Plan were as follows:

[a]Projected benefit obligation at December 31, 2016	$783,463
[b]Increase in projected benefit obligation	$13,841
Benefit payments made to retired trustees	$(22,889)

aThe projected benefit obligation is included in trustees’ fees and expenses in the Statement of Assets and Liabilities.
bThe increase in projected benefit obligation is included in trustees’ fees and expenses in the Statement of Operations.

6. Income Taxes

The tax character of distributions paid during the years ended December 31, 2016 and 2015, was as follows:

	2016	2015
Distributions paid from:
Ordinary income	$487,383,893	$571,642,375
Long term capital gain	856,865,790	1,535,133,965
	$1,344,249,683	$2,106,776,340

At December 31, 2016, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments	$19,132,532,395

Unrealized appreciation	$4,783,667,642
Unrealized depreciation	(1,622,865,499)
Net unrealized appreciation (depreciation)	$3,160,802,143

Undistributed ordinary income.	$78,407,055
Undistributed long term capital gains	268,635,341
Distributable earnings	$347,042,396

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatment of foreign currency transactions.

The Fund utilized a tax accounting practice to treat a portion of the proceeds from capital shares redeemed as a distribution from realized capital gains.

7. Investment Transactions

Purchases and sales of investments (excluding short term securities and securities sold short) for the year ended December 31, 2016, aggregated $3,635,810,885 and $7,342,629,800, respectively.

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NOTES TO FINANCIAL STATEMENTS

8. Credit Risk and Defaulted Securities

The Fund may purchase the pre-default or defaulted debt of distressed companies. Distressed companies are financially troubled and could be or are already involved in financial restructuring or bankruptcy. Risks associated with purchasing these securities include the possibility that the bankruptcy or other restructuring process takes longer than expected, or that distributions in restructuring are less than anticipated, either or both of which may result in unfavorable consequences to the Fund. If it becomes probable that the income on debt securities, including those of distressed companies, will not be collected, the Fund discontinues accruing income and recognizes an adjustment for uncollectible interest.

At December 31, 2016, the aggregate long value of distressed company securities for which interest recognition has been discontinued was $202,194,952, representing 0.9% of the Fund’s net assets. For information as to specific securities, see the accompanying Statement of Investments.

9. Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

10. Restricted Securities

The Fund invests in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At December 31, 2016, the Fund held investments in restricted securities, excluding certain securities exempt from registration under the 1933 Act deemed to be liquid, as follows:

Principal
Amount/
Shares/		Acquisition
Units	Issuer	Dates	Cost	Value
8,893	Broadband Ventures III LLC, secured promissory note, 5.00%,
	2/01/12	7/01/10 - 11/30/12	$8,893	$—
30,279,560	FIM Coinvestor Holdings I, LLC	11/20/06 - 6/02/09	—	—
2,491,917	Hightower Holding LLC, B, Series II	6/10/10 - 5/10/12	7,620,000	$7,671,616
3,819,425	International Automotive Components Group Brazil LLC	4/13/06 - 12/26/08	2,536,498	93,981
35,491,081	International Automotive Components Group North America LLC	1/12/06 - 3/18/13	29,095,371	26,401,815
60,966	Warrior Met Coal LLC, A	9/19/14 - 3/31/16	80,068,471	19,813,950
142,575	Warrior Met Coal LLC, B	3/31/16 - 6/23/16	11,406,033	46,336,875
	Total Restricted Securities (Value is 0.4% of Net Assets)		$130,735,266	$100,318,237

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FRANKLIN MUTUAL GLOBAL DISCOVERY FUND
NOTES TO FINANCIAL STATEMENTS

11. Unfunded Capital Commitments

The Fund enters into certain capital commitments and may be obligated to perform on such agreements at a future date. The Fund monitors these commitments and assesses the probability of required performance. For any agreements whose probability of performance is determined to be greater than remote, the Fund assesses the fair value of the commitment. In instances where the probability of performance is greater than remote and the performance under the commitment would result in an unrealized loss, the Fund recognizes such losses in the Statement of Assets and Liabilities and the Statement of Operations.

At December 31, 2016, the Fund had an unfunded capital commitment of $5,702,991, for which no depreciation has been recognized.

12. Other Derivative Information

At December 31, 2016, the Fund’s investments in derivative contracts are reflected in the Statement of Assets and Liabilities as follows:

	Asset Derivatives			Liability Derivatives
Derivative Contracts	Statement of			Statement of
Not Accounted for as	Assets and Liabilities			Assets and Liabilities
Hedging Instruments	Location	Fair Value		Location	Fair Value
Foreign exchange contracts.	Variation margin	$20,934,273	[a]
	Unrealized appreciation on OTC	199,099,394		Unrealized depreciation on OTC	$4,596,423
	swap contracts			swap contracts
Totals		$220,033,667			$4,596,423

aThis amount reflects the cumulative appreciation (depreciation) of futures contracts as reported in the Statement of Investments. Only the variation margin receivable/
payable at year end is separately reported within the Statement of Assets and Liabilities. Prior variation margin movements were recorded to cash upon receipt or payment.

For the year ended December 31, 2016, the effect of derivative contracts in the Fund’s Statement of Operations was as follows:

					Net Change in
					Unrealized
Derivative Contracts		Net Realized			Appreciation
Not Accounted for as	Statement of	Gain (Loss) for		Statement of	(Depreciation)
Hedging Instruments	Operations Location	the Year		Operations Location	for the Year

	Net realized gain (loss) from:			Net change in unrealized
				appreciation (depreciation) on:
Foreign exchange contracts	Investments	(7,436,729)[a]
	Foreign currency transactions	259,341,600	[b]	Translation of other assets and	$55,781,596	[b]
				liabilities denominated in
				foreign currencies
	Futures contracts	172,165,916		Futures contracts	2,879,061
Totals		$424,070,787			$58,660,657

aPurchased option contracts are included in net realized gain (loss) from investments in the Statement of Operations.
bForward exchange contracts are included in net realized gain (loss) from foreign currency transactions and net change in unrealized appreciation (depreciation) on translation of other assets and liabilities denominated in foreign currencies in the Statement of Operations.

For the year ended December 31, 2016, the average month end fair value of derivatives represented 1.0% of average month end net assets. The average month end number of open derivative contracts for the year was 193.

See Note 1(c) regarding derivative financial instruments.

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NOTES TO FINANCIAL STATEMENTS

13. Holdings of 5% Voting Securities of Portfolio Companies

The 1940 Act defines "affiliated companies" to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. During the year ended December 31, 2016, the Fund held investments in “affiliated companies” as follows:

	Number of			Number of
	Shares Held			Shares Held	Value		Realized
	at Beginning	Gross	Gross	at End	at End	Investment	Gain
Name of Issuer	of Year	Additions	Reductions	of Year	of Year	Income	(Loss)

Non-Controlled Affiliates
International Automotive Components
Group North America LLC (Value is
0.1% of Net Assets)	35,491,081	—	—	35,491,081	$26,401,815	$ —	$ —

14. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matured on February 10, 2017. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Effective February 10, 2017, the Borrowers renewed the Global Credit Facility for a one year term, maturing February 9, 2018, for a total of $2 billion.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the year ended December 31, 2016, the Fund did not use the Global Credit Facility.

15. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

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FRANKLIN MUTUAL GLOBAL DISCOVERY FUND
NOTES TO FINANCIAL STATEMENTS

15. Fair Value Measurements (continued)

A summary of inputs used as of December 31, 2016, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3		Total
Assets:
Investments in Securities:
Equity Investments:[a]
Auto Components	$141,166,972	$—	$26,495,796		$167,662,768
Banks	2,739,906,282	116,982,427	—		2,856,888,709
Diversified Financial Services	134,381,565	—	7,671,616		142,053,181
Machinery	342,384,223	63,820,032	—		406,204,255
Oil, Gas & Consumable Fuels.	1,330,948,944	—	66,150,825		1,397,099,769
All Other Equity Investments[b]	15,133,378,267	—	—[c]		15,133,378,267
Corporate Bonds, Notes and Senior Floating
Rate Interests	—	836,801,338	—		836,801,338
Corporate Notes and Senior Floating Rate
Interests in Reorganization	—	135,847,852	—[c]		135,847,852
Companies in Liquidation	27,287	26,435,420	3,021,308	[c]	29,484,015
Municipal Bonds in Reorganization	—	66,347,100	—		66,347,100
Short Term Investments	1,075,467,284	46,100,000	—		1,121,567,284
Total Investments in Securities	$20,897,660,824	$1,292,334,169	$103,339,545		$22,293,334,538

Other Financial Instruments:
Futures Contracts	$20,934,273	$—	$—		$20,934,273
Forward Exchange Contracts	—	199,099,394	—		199,099,394
Total Other Financial Instruments	$20,934,273	$199,099,394	$—		$220,033,667

Liabilities:
Other Financial Instruments:
Securities Sold Short	$121,519,906	$—	$—		$121,519,906
Forward Exchange Contracts	—	4,596,423	—		4,596,423
Total Other Financial Instruments	$121,519,906	$4,596,423	$—		$126,116,329

aIncludes common and preferred stocks as well as other equity investments.
bFor detailed categories, see the accompanying Statement of Investments.
cIncludes securities determined to have no value at December 31, 2016.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the end of the year.

16. Investment Company Reporting Modernization

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, final rules) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and related disclosures.

17. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

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NOTES TO FINANCIAL STATEMENTS

Abbreviations

Counterparty		Currency		Selected Portfolio
BOFA	Bank of America N.A.	EUR	Euro	ADR	American Depositary Receipt
BONY	The Bank of New York Mellon Corp.	GBP	British Pound	FHLB	Federal Home Loan Bank
FBCO	Credit Suisse International	USD	United States Dollar	GO	General Obligation
HSBK	HSBC Bank PLC			TRA	Tax Receivable Agreement Right
SSBT	State Street Bank and Trust Co., N.A.
UBSW	UBS AG

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FRANKLIN MUTUAL GLOBAL DISCOVERY FUND

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Franklin Mutual Series Funds and Shareholders of Franklin Mutual Global Discovery Fund:

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Franklin Mutual Global Discovery Fund (the “Fund”) (one of the Funds constituting Franklin Mutual Series Funds), as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Franklin Mutual Global Discovery Fund (one of the Funds constituting Franklin Mutual Series Funds) at December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

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Tax Information (unaudited)

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Fund hereby reports the maximum amount allowable but no less than $1,003,217,832 as a long term capital gain dividend for the fiscal year ended December 31, 2016.

Under Section 871(k)(2)(C) of the Code, the Fund hereby reports the maximum amount allowable but no less than $59,090,326 as a short term capital gain dividend for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended December 31, 2016.

Under Section 854(b)(1)(A) of the Code, the Fund hereby reports 56.20% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2016.

Under Section 854(b)(1)(B) of the Code, the Fund hereby reports the maximum amount allowable but no less than $594,905,333 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended December 31, 2016. Distributions, including qualified dividend income, paid during calendar year 2016 will be reported to shareholders on Form 1099-DIV by mid-February 2017. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Under Section 871(k)(1)(C) of the Code, the Fund hereby reports the maximum amount allowable but no less than $58,434,649 as interest related dividends for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended December 31, 2016.

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Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during at least the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton Investments fund complex, are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

			Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held During
and Address	Position	Time Served	by Board Member*	at Least the Past 5 Years

Edward I. Altman, Ph.D. (1941)	Trustee	Since 1987	16	None
c/o Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789
Principal Occupation During at Least the Past 5 Years:
Max L. Heine Professor of Finance, Emeritus and Director of The Credit and Debt Markets Research Program, Salomon Center, Stern School
of Business, New York University; editor and author of numerous financial publications; financial consultant; an adviser to numerous financial and publishing organizations; and formerly, Vice Director, Salomon Center, Stern School of Business, New York University.

Ann Torre Bates (1958)	Trustee	Since 1995	42	Ares Capital Corporation (specialty
c/o Franklin Mutual Advisers, LLC				finance company) (2010-present),
101 John F. Kennedy Parkway				United Natural Foods, Inc. (distributor
Short Hills, NJ 07078-2789				of natural, organic and specialty foods)
				(2013-present), Allied Capital
				Corporation (financial services)
				(2003-2010), SLM Corporation (Sallie
				Mae) (1997-2014) and Navient
				Corporation (loan management,
				servicing and asset recovery)
				(2014-2016).
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Executive Vice President and Chief Financial Officer, NHP Incorporated (manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).

Burton J. Greenwald (1929)	Trustee and	Trustee since	16	Franklin Templeton Emerging Markets
c/o Franklin Mutual Advisers, LLC	Vice Chairman	2002 and Vice		Debt Opportunities Fund PLC and
101 John F. Kennedy Parkway		Chairman		Fiduciary International Ireland Limited
Short Hills, NJ 07078-2789		since 2015		(1999-2015).
Principal Occupation During at Least the Past 5 Years:
Managing Director, B. J. Greenwald Associates (management consultants to the financial services industry); and formerly, Chairman,
Fiduciary Trust International Funds; Executive Vice President, L.F. Rothschild Fund Management, Inc.; President and Director, Merit Mutual
Funds; President, Underwriting Division and Director, National Securities & Research Corporation; Governor, Investment Company Institute;
and Chairman, ICI Public Information Committee.

Jan Hopkins Trachtman	Trustee	Since 2009	16	None
(1947)
c/o Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789
Principal Occupation During at Least the Past 5 Years:
President and Founder, The Jan Hopkins Group (communications and consulting firm); serves on Advisory Board of Knight Bagehot
Fellowship; and formerly, President, Economic Club of New York (2007-2015); Anchor/Correspondent, CNN Financial News (until 2003);
Managing Director and Head of Client Communications, Citigroup Private Bank (until 2005); Off-Air reporter, ABC News’ World News Tonight;
and Editor, CBS Network News.

Keith Mitchell (1954)	Trustee	Since 2009	16	None
c/o Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789
Principal Occupation During at Least the Past 5 Years:
Director of various boards of asset management firms; and formerly, Managing Member, Mitchell, Hartley & Bechtel Advisers, LLC (formerly,
Mitchell Advisers, LLC) (advisory firm) (2003-2015) and Managing Director, Putman Lovell NBF.

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Independent Board Members (continued)

			Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held During
and Address	Position	Time Served	by Board Member*	at Least the Past 5 Years

David W. Niemiec (1949)	Trustee	Since 2015	42	Emeritus Corporation (assisted living)
c/o Franklin Mutual Advisers, LLC				(1999-2010) and OSI Pharmaceuticals,
101 John F. Kennedy Parkway				Inc. (pharmaceutical products)
Short Hills, NJ 07078-2789				(2006-2010).
Principal Occupation During at Least the Past 5 Years:
Advisor, Saratoga Partners (private equity fund); and formerly, Managing Director, Saratoga Partners (1998-2001) and SBC Warburg Dillon
Read (investment banking) (1997-1998); Vice Chairman, Dillon, Read & Co. Inc. (investment banking) (1991-1997); and Chief Financial Officer,
Dillon, Read & Co. Inc. (1982-1997).

Charles Rubens II (1930)	Trustee	Since 1998	16	None
c/o Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789
Principal Occupation During at Least the Past 5 Years:
Private investor and president of non-profit organizations; and formerly, an executive of Time, Inc.; and Trustee of Colorado College.

Robert E. Wade (1946)	Trustee and	Trustee since 1993	42	El Oro Ltd (investments)
c/o Franklin Mutual Advisers, LLC	Chairman	and Chairman of		(2003-present).
101 John F. Kennedy Parkway	of the	the Board since
Short Hills, NJ 07078-2789	Board	2005
Principal Occupation During at Least the Past 5 Years:
Attorney at law engaged in private practice (1972-2008) and member of various boards.

Gregory H. Williams (1943)	Trustee	Since 2015	16	None
c/o Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789
Principal Occupation During at Least the Past 5 Years:
Private investor; Consultant; and formerly, President, University of Cincinnati (2009-2012); President, The City College of New York
(2001-2009); Dean, College of Law, Ohio State University (1993-2001); and Associate Vice President, Academic Affairs and Professor of Law,
University of Iowa (1977-1993).

Interested Board Members and Officers

			Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held During
and Address	Position	Time Served	by Board Member*	at Least the Past 5 Years

**Gregory E. Johnson (1961)	Trustee	Since 2007	158	None
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Chairman of the Board, Member – Office of the Chairman, Director and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in
Franklin Templeton Investments; Vice Chairman, Investment Company Institute; and formerly, President, Franklin Resources, Inc.
(1994-2015).

**Peter A. Langerman (1955)	Trustee,	Trustee since	7	American International Group, Inc.
c/o Franklin Mutual Advisers, LLC	President, and	2007, President,		(AIG) Credit Facility Trust (2010-2011).
101 John F. Kennedy Parkway	Chief Executive and Chief
Short Hills, NJ 07078-2789	Officer –	Executive Officer –
	Investment	Investment
	Management	Management since
		2005
Principal Occupation During at Least the Past 5 Years:
Chairman of the Board, Chief Executive Officer and President, Franklin Mutual Advisers, LLC; and officer and/or director, as the case may be, of two of the investment companies in Franklin Templeton Investments.

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Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held During
and Address	Position	Time Served	by Board Member*	at Least the Past 5 Years

Alison E. Baur (1964)	Vice President	Since 2012	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.

Philippe Brugere-Trelat (1949)	Vice President	Since 2005	Not Applicable	Not Applicable
101 John F. Kennedy Parkway
Short Hills NJ 07078-2789
Principal Occupation During at Least the Past 5 Years:
Executive Vice President, Franklin Mutual Advisers, LLC; officer of one of the investment companies in Franklin Templeton Investments; and
formerly, Portfolio Manager of Eurovest SA (French registered Investment Company, Sicav).

Laura F. Fergerson (1962)	Chief	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway	Executive
San Mateo, CA 94403-1906	Officer –
Finance and
Administration
Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Templeton Services, LLC; Vice President, Franklin Advisers, Inc. and Franklin Templeton Institutional, LLC; and
officer of 45 of the investment companies in Franklin Templeton Investments.

Aliya S. Gordon (1973)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton
Investments.

Steven J. Gray (1955)	Vice President	Vice President	Not Applicable	Not Applicable
One Franklin Parkway	and Secretary	since 2009 and
San Mateo, CA 94403-1906		Secretary
since 2005
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc. and Franklin
Alternative Strategies Advisers, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

Robert G. Kubilis (1973)	Treasurer,	Since 2012	Not Applicable	Not Applicable
300 S.E. 2nd Street	Chief Financial
Fort Lauderdale, FL 33301-1923	Officer and
Chief
Accounting
Officer
Principal Occupation During at Least the Past 5 Years:
Treasurer, U.S. Fund Administration & Reporting, Franklin Templeton Investments; and officer of four of the investment companies in Franklin
Templeton Investments.

Robert Lim (1948)	Vice President	Since	Not Applicable	Not Applicable
One Franklin Parkway	– AML	May 2016
San Mateo, CA 94403-1906	Compliance
Principal Occupation During at Least the Past 5 Years:
Vice President, Franklin Templeton Companies, LLC; Chief Compliance Officer, Franklin Templeton Distributors, Inc. and Franklin Templeton
Investor Services, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

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Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held During
and Address	Position	Time Served	by Board Member*	at Least the Past 5 Years

Kimberly H. Novotny (1972)	Vice President	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; Vice President and Corporate Secretary, Fiduciary Trust International of the
South; Vice President, Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 45 of the investment companies in Franklin Templeton Investments.

Robert C. Rosselot (1960)	Chief	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street	Compliance
Fort Lauderdale, FL 33301-1923	Officer
Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance, Franklin Templeton Investments; Vice President, Franklin Templeton Companies, LLC; officer of 45 of the investment companies in Franklin Templeton Investments; and formerly, Senior Associate General Counsel, Franklin Templeton Investments
(2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).

Karen L. Skidmore (1952)	Vice President	Since 2006	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton
Investments.

Navid J. Tofigh (1972)	Vice President	Since 2015	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.

Craig S. Tyle (1960)	Vice President	Since 2005	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources,
Inc. and of 45 of the investment companies in Franklin Templeton Investments.

Lori A. Weber (1964)	Vice President	Since 2011	Not Applicable	Not Applicable
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and
Secretary, Templeton Investment Counsel, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.
**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director ofFranklin
Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor. Peter A. Langerman is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer of Franklin Mutual Advisors, LLC, which is an affiliate of the Fund’s investment manager.
Note 1: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

The Fund’s Board has determined that certain of the members of the Audit Committee, including Ann Torre Bates, are audit committee financial experts, and
“independent,” under those provisions of the Sarbanes-Oxley Act of 2002, and the rules and form amendments adopted by the Securities and Exchange
Commission, relating to audit committee financial experts.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request.
Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

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FRANKLIN MUTUAL GLOBAL DISCOVERY FUND

Shareholder Information

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust, on behalf of the Fund, files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive the Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

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Annual Report and Shareholder Letter

December 31, 2016

Franklin Mutual Financial Services Fund

A SERIES OF FRANKLIN MUTUAL SERIES FUNDS

Sign up for electronic delivery at franklintempleton.com/edelivery

Contents

Annual Report
Franklin Mutual Financial Services Fund	3
Performance Summary	9
Your Fund's Expenses	12
Financial Highlights and Statement of Investments	13
FinancialStatements	22
Notes to Financial Statements	26
Report of Independent Registered
Public Accounting Firm .	40
Tax Information .	41
Board Members and Officers	42
Shareholder Information	46

Visit franklintempleton.com for fund updates, to access your account, or to find helpful financial planning tools.

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Annual Report

Franklin Mutual Financial Services Fund

This annual report for Franklin Mutual Financial Services Fund covers the fiscal year ended December 31, 2016.

Your Fund’s Goal and Main Investments

The Fund seeks capital appreciation, which may occasionally be short term, with income as a secondary goal, by investing at least 80% of its net assets in securities of financial services companies. It focuses mainly on what the investment manager believes are undervalued mid- and large-cap equity securities and, to a lesser extent, the securities of distressed companies and merger arbitrage securities. The Fund may invest in foreign securities without limit.

Performance Overview

The Fund’s Class Z shares delivered a cumulative total return of +11.94% for the 12 months under review. For comparison, the Fund’s new narrow benchmark, the MSCI World Financials Index, which captures large and midcap representation across 23 developed markets countries, generated a +13.18% total return, while its new broad equity benchmark (and old narrow equity benchmark), the Standard & Poor’s 500 (S&P 500®) Financials Index, which tracks financials stocks in the S&P 500 Index, produced a +22.80% total return.1 For the same period, the Fund’s old broad equity benchmark, the S&P 500 Index, which is a broad measure of U.S. stock performance, posted a total return of +11.96%.1 As the investment manager believes the composition of the MSCI World Financials Index more accurately reflects the Fund’s holdings, it has replaced the S&P 500 Financials Index as the Fund’s narrow equity benchmark. For similar reasons, the Fund’s investment manager has replaced the S&P 500 with the S&P 500 Financials Index as its broad equity benchmark. You can find more of the Fund’s performance data in the Performance Summary beginning on page 9.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Economic and Market Overview

The global economy grew moderately during the 12-month period. In this environment, global developed and emerging market stocks, as measured by the MSCI All Country World Index, rose. Global markets were aided by accommodative monetary policies of various central banks, improved commodity prices after 2016’s first quarter, finalization of Greece’s new debt deal and generally encouraging global economic data. Further supporting markets were expectations of higher interest rates and inflation in the U.S., driven by talk of expansionary fiscal policies under new U.S. president Donald Trump, and an Organization of the Petroleum Exporting Countries deal to curb oil production. However, these factors were partially offset by a slowdown in China’s economy and declining commodity prices early in the period, geopolitical tensions in certain regions, uncertainty about the U.S. Federal Reserve’s (Fed’s) timing for raising interest rates and worries about the health of European banks. In addition, global economic concerns and the U.K.’s historic referendum to leave the European Union (also known as “Brexit”) contributed to volatility in global stock markets.

The U.S. economy grew in 2016 despite a general decline in private inventory and business investments, which partly offset strength in consumer spending, residential investment and government spending. Manufacturing conditions remained volatile but generally expanded. The services sector also grew for most of the period, contributing to new jobs that helped the unemployment rate decrease from 5.0% in December 2015 to 4.7% at period-end.2 Retail sales generally rose, as did home sales and prices amid declining mortgage rates. At its December meeting, the Fed increased its target range for the

1. Source: Morningstar.
The indexes are unmanaged and include reinvestment of any income or distributions. They do not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.
2. Source: Bureau of Labor Statistics.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page 17.

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Geographic Composition*

Based on Total Net Assets as of 12/31/16

*Figures are stated as a percentage of total and may not equal 100% or may be negative due to rounding, use of any derivatives, unsettled trades or other factors.

federal funds rate to 0.50%–0.75%, as policymakers cited an improvement in U.S. labor markets and higher inflation. The Federal Open Market Committee also hinted at three additional hikes in 2017, and the Fed raised its 2017 U.S. economic growth forecast, while lowering its unemployment projections.

In Europe, the U.K.’s annualized economic growth accelerated in 2016’s second half, driven by gross fixed capital formation in the third quarter and manufacturing and services in the fourth quarter. Immediate effects of the Brexit vote in June materialized as U.K. stocks declined significantly, the British pound hit a three-decade low amid intensified selling and the U.K.’s credit rating was downgraded. In the eurozone, despite investor concerns about banking sector weakness, low corporate earnings and post-Brexit politics, some regions benefited from rising consumer spending, a cheaper euro that supported exports, low inflation and signs of sustained economic growth. The eurozone grew slightly early in the period, aided by lower oil prices, improved exports and the European Central Bank’s (ECB’s) accommodative monetary policy. However, growth moderated in 2016’s second quarter and improved in the third and fourth quarters. After declining in the beginning of 2016, the eurozone’s annual inflation rate increased gradually to reach its highest reading in three years toward period-end, ending at an estimated 1.1% in December. The ECB cut its benchmark interest rate and expanded its massive bond-buying program in March and August 2016 to boost the region’s slowing growth. Furthermore, at its December meeting, the ECB extended the continuation of its monthly asset purchases from March to December of 2017, but it agreed to scale back the purchase amount beginning in April 2017.

In Asia, Japan’s quarterly gross domestic product grew slower in the third quarter than in the second and first quarters, mainly due to declines in private non-residential and public investments. In January 2016, the Bank of Japan (BOJ) introduced negative interest rates on excess reserves held by financial institutions with the central bank to boost lending and help achieve its inflation target. In July 2016, Japan’s Prime Minister Shinzo Abe announced a higher-than-expected fiscal stimulus to revive the economy, followed by an additional monetary stimulus announcement by the BOJ. The BOJ kept its interest rates unchanged toward period-end; however, it overhauled its monetary policy in September to focus on yield-curve control. The bank further announced that it adjusted its Japanese government bond purchases to maintain the 10-year rate for these bonds near 0%.

In emerging markets, economic growth generally moderated during the period. Brazil’s economy continued to be in recession and the country’s central bank cut its benchmark interest rate in October and November 2016 to spur economic growth. Russia’s economic contraction eased in 2016, following a rebound in oil prices and improved industrial production. The Bank of Russia reduced its key interest rates in June and September of 2016 to revive its economy. China’s economy grew at a stable rate in the first three quarters of 2016 and expanded slightly faster in the fourth quarter, as full-year 2016 growth remained within the government’s targeted range. However, the People’s Bank of China employed monetary easing measures that included cutting the cash reserve requirement ratio for the country’s banks and effectively devaluing the Chinese currency against the U.S. dollar. In

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India, economic growth marginally increased from July through September 2016 due to slower private consumption growth and increased government spending. Overall, emerging market stocks, as measured by the MSCI Emerging Markets Index, rose during the period.

Portfolio Composition*

Based on Total Net Assets as of 12/31/16

*Figures are stated as a percentage of total and may not equal 100% or may be negative due to rounding, use of any derivatives, unsettled trades or other factors.

Investment Strategy

We strive to provide investors with superior risk-adjusted returns over time through our distinctive, value investment style, which includes investments in undervalued common stocks, distressed debt and merger arbitrage. Rigorous fundamental analysis drives our investment process. We attempt to determine each investment’s intrinsic value as well as the price at which we would be willing to commit shareholder funds. While valuation remains our key consideration, we utilize numerous fundamental factors such as return on equity, financial leverage and long-term earnings power. We also consider factors such as management quality and competitive position. As always, our approach to investing is as much about assessing risk and containing losses as it is about achieving profits.

In addition, it is our practice to hedge the Fund’s currency exposure when we deem it advantageous for our shareholders.

Whatisreturnonequity?

Return on equity is an amount, expressed as a percentage, earned on a company’s common stock investment for a given period. Return on equity tells common shareholders how effectually their money is being employed. Comparing percentages for current and prior periods also reveals trends, and comparison with industry composites reveals how well a company is holding its own against its competitors.

What is meant by hedge ?

To hedge an investment is to take a position intended to offset potential losses/gains that may be incurred by a companion financial instrument.

Manager’s Discussion

The year 2016 was a roller coaster year for most markets. Fears of global recession drove markets down early in the year, a gradual recovery was briefly disrupted by the Brexit referendum vote in late June and the unexpected election of Donald Trump in November served as the catalyst for a late-year market spike. Early-year recession fears steadily faded, with U.S. unemployment reaching new lows for this business cycle. As economic activity picked up, commodity markets also recovered, with Brent oil prices climbing back over US$50 a barrel, from lows of almost half that level early in the year. As the year ended, equity markets appreciated, apparently in anticipation of accelerating economic growth and increasing corporate profit driven by expectations of rapid adoption of Republican proposals to decrease regulation and dramatically reduce tax rates.

Political activity in 2016 was unpredictable, by most standards, with material impact on markets. In mid-year, the Brexit vote surprised markets, triggering a significant depreciation in the value of the British pound. The process by which Brexit will be implemented remains very unclear and in our view will be an overhang for some time. The election of Donald Trump was also a surprise, and was coupled with the unexpected retention of both houses of Congress by the Republican Party. Markets quickly reacted to Trump and Republican policy preferences, with cyclical and regulated sectors, such as banks, posting strong returns. Late in the year, the Italian referendum to reform the electoral system failed, leading to the resignation of the prime minister and the formation of a new government. Put together, these events reflect widespread skepticism of “the powers that be” and a desire for change, of whatever type, by significant portions of the population of developed economies.

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The implications of such desire for political change for financial markets are not clear. In the near term, each event has led to “first order” impacts. For Brexit, we saw strong stock price movements among U.K. firms with significant non-U.K. business exposure, while shares of primarily domestic firms weakened. The U.S. election led to outperformance by sectors expected to benefit the most from corporate tax reform, decreased regulation and changes in terms of trade. The Italian referendum has been followed by difficulties in getting investors to support needed recapitalizations of Italian banks. However, the longer term impacts remain unclear. Will the U.K. have a “hard Brexit” with limited room for negotiations with the European Union? Will the new U.S. administration spark a global trade war? Will Italy further drag down Europe?

The Asian market was affected by a number of local events, as well as the major ones in the U.S. and Europe. The introduction of a negative interest-rate policy in Japan, along with additional quantitative easing measures, sent the yen on a roller coaster ride, but Japan’s equity market ended the year flat and the monetary stimulus appeared to have a minimal effect on the economy. In China, most investors focused on the continued credit expansion and its potential ramifications, as well as the government’s attempts to stem capital outflows. In addition, Thailand’s long-serving king passed away, Malaysia suffered a sovereign wealth fund scandal involving the country’s prime minister, India mishandled a demonetization of its rupee, and South Korea’s President Park was impeached. Hong Kong’s index closed modestly down for the year, while the Shanghai Composite Index and the Shenzhen Composite had more substantial declines.

The financials sector was impacted by many of the aforementioned events in 2016.3 However, positive economic conditions paved the way for the Fed to raise rates once again and financials rallied through the end of the year as the Republican victory provided further impetus due to their seemingly inflationary policy proposals and the expectation that the increased regulatory burden on banks is likely to abate. Is it possible that after 10 years of underperformance, financial services will return to favor? We think so. A rising federal funds target rate would be positive for banks and a rise at the long end of the yield curve would be positive for life insurers. As long as inflation is kept in check and rates rise gradually, the new environment is likely to be quite positive for financials. Inflation in the U.S. can be transmitted overseas as higher U.S. interest rates help strengthen the U.S. dollar which would, in turn, alleviate the need for foreign central banks to

Top 10 Equity Holdings
12/31/16
Company	% of Total
Sector/Industry, Country	Net Assets
CIT Group Inc.	4.0%
Banks, U.S.
American International Group Inc.	3.8%
Insurance, U.S.
Citizens Financial Group Inc.	3.6%
Banks, U.S.
Capital One Financial Corp.	3.6%
Consumer Finance, U.S.
XL Group Ltd.	3.2%
Insurance, Ireland
NN Group NV	3.1%
Insurance, Netherlands
FCB Financial Holdings Inc.	2.7%
Banks, U.S.
Voya Financial Inc.	2.4%
Diversified Financial Services, U.S.
BB&T Corp.	2.3%
Banks, U.S.
Takara Leben Co. Ltd.	2.2%
Real Estate Management & Development, Japan

maintain such accommodative monetary policy, with all else being equal.

As value investors, we certainly benefited this year from steady economic growth and the year-end market surge. However, we do not invest primarily on views of political outcomes. We invest prudently in securities that we believe represent good value, and then we adjust our views as the world around us changes.

Turning to Fund performance, top positive contributors included U.S.-based regional bank Citizens Financial Group, bank and credit card company Capital One Financial and global commercial insurer RSA Insurance Group.

Shares of Citizens Financial Group participated in the broad market rebound in July that followed a sharp decline immediately after the Brexit referendum result, as well as the market rally following Donald Trump’s U.S. presidential election victory in November. The stock price was further supported by company-specific factors, including generally positive quarterly results that included increases in net investment income, loans and fee income. After Citizens Financial Group’s chief financial officer (CFO) unexpectedly departed in late September, the lender announced a new CFO in

3. The financials sector comprises banks, capital markets, consumer finance, diversified financial services and insurance in the SOI.

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December, whom we believe to be a solid addition and unlikely to change the strategic direction of the company.

Capital One Financial is the seventh largest bank in the U.S. Earnings reported during the year were tepid, due in part to its energy-banking loan commitments and investments in its strategy to become a hybrid bank with national scale in consumer lending and local scale for deposits and commercial lending. As part of its strategy, Capital One reached an agreement in early October to acquire the credit card portfolio of retailer Cabela’s.4 In our view, Capital One added scale to its existing partnership business without paying a premium for the portfolio and placed itself in a potentially better position to compete for future partnership business.

RSA Insurance provides property, automobile, liability and specialty insurance products. The company improved core earnings and capital during the year, driven by stronger underwriting, an emphasis on policy pricing rather than increasing policy volumes, and cost management. The company also benefited from a decline in the British pound following the Brexit referendum result in June, and clarified to investors that it did not expect any significant business disruption as RSA conducts a minimal amount of business in the European Union from its operations in the U.K.

During the period under review, Fund investments that detracted from performance included Italy-based insurance and financial services firm Assicurazioni Generali, diversified insurer CNO Financial Group and Belgium-based insurer Ageas.

Shares of Assicurazioni Generali followed the broad-based decline in global financial markets in January and early February 2016. The financials sector in Europe was hindered by the potentially detrimental effect of the ECB’s negative interest-rate policy, ongoing concerns about the health of the global economy, and challenging conditions in capital markets. In addition, investors reacted negatively to the January announcement that chief executive officer (CEO) Mario Greco was leaving Assicurazioni Generali to take the CEO position at Zurich Insurance Group. Italian financials were among the hardest hit as investors became concerned leading up to the Brexit vote that the decision by U.K. voters may have negative financial and political implications for Italy. We exited the stock before prior to the Brexit referendum result.

CNO Financial is a life insurer focused on serving the less affluent senior and middle-income markets. CNO’s stock price dropped in late July and early August, following quarterly earnings that fell short of the consensus estimate due to higher expenses and weak performances by some of its business segments. Shares of CNO also came under pressure from potential counterparty risks that emerged with the disclosure that Beechwood Re,4 a reinsurer that CNO uses to back long-term care policies, had financial ties with Platinum Partners, a hedge fund manager that was under federal investigation for mispricing assets. The uncertainty surrounding the counterparty risk negatively impacted the potential downside risk of our investment in CNO and led us to exit the position.

Shares of Ageas declined in January and early February 2016 after a run up in the stock in the fourth quarter of 2015, as Europe’s financial sector was hurt by the European Central Bank’s negative interest-rate policy. The stock also followed the general decline of European financial stocks in late June after the Brexit referendum result. The negative economic events largely overshadowed relatively solid underlying business results in a challenging interest-rate environment.

During the period, the Fund held currency forwards and futures to partially hedge a portion of the currency risk of the portfolio’s non-U.S. dollar investments. The currency forwards had a positive impact on the Fund’s performance, while currency futures had a negligible impact.

What is a currency forward?

A currency forward is an agreement between the Fund and a counterparty to buy or sell a foreign currency in exchange for another currency at a specific exchange rate on a future date.

What is a future?

A future is an agreement between the Fund and a counterparty made through a U.S. or foreign futures exchange to buy or sell an underlying instrument or asset at a specific price on a future date.

4. Not a Fund holding.
See www.franklintempletondatasources.com for additional data provider information.

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Thank you for your continued participation in Franklin Mutual Financial Services Fund. We look forward to continuing to serve your investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2016, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Andrew Sleeman has been portfolio manager for Franklin Mutual Financial Services Fund since 2009. He has also been a co-portfolio manager for Franklin Mutual International Fund since 2009. Mr. Sleeman joined Franklin Templeton Investments in 2007. Previously, he was with Fox-Pitt, Kelton, a financials specialist firm, where he focused on international financial equities. Prior to that, he worked in international equities at BNP Paribas. Mr. Sleeman also worked in Australia in the fixed income division of JP Morgan Investment Management.

Richard Cetlin has been assistant portfolio manager for Franklin Mutual Financial Services Fund since 2010 with primary coverage of European banks. Prior to joining Franklin Templeton Investments in 2010, Mr. Cetlin was a consultant for Asian Century Quest, a hedge fund focused on the Asia-Pacific region. In this role, he focused on the analysis of banking, insurance and real estate stocks in China and banking stocks in Hong Kong and Korea. Prior to that, Mr. Cetlin worked for 14 years at AllianceBernstein where he was a senior vice president and senior analyst for U.S. banking and specialty finance.

Andrew Dinnhaupt has been assistant portfolio manager for Franklin Mutual Financial Services Fund since December 2013 and has been an analyst for Franklin Mutual Advisers since 2011, specializing in the global insurance industry. Previously, Mr. Dinnhaupt was a portfolio manager and senior analyst covering the global financial services sector for RBC Capital Markets. Prior to RBC, Mr. Dinnhaupt worked at several hedge funds where he was responsible for analyzing and managing portfolios in the financial services sector. Before that, he worked at Mitchell Hutchins Asset Management where he covered the financial services industry.

CFA® is a trademark owned by CFA Institute.

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Performance Summary as of December 31, 2016

The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Performance as of 12/31/161

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 5.75% and the minimum is 0%. Class A: 5.75% maximum initial sales charge. For other share classes, visit franklintempleton.com.

	Cumulative	Average Annual
Share Class	Total Return[2]	Total Return[3]
Z
1-Year	+11.94%[4]	+11.94%[4]
5-Year	+103.12%	+15.23%
10-Year	+30.62%	+2.71%
A
1-Year	+11.61%[4]	+5.20%
5-Year	+100.02%	+13.51%
10-Year	+26.84%	+1.80%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 11 for Performance Summary footnotes.

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PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

See page 11 for Performance Summary footnotes.

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PERFORMANCE SUMMARY

Total Annual Operating Expenses[6]
Share Class
Z	1.13%
A	1.38%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Value securities may not increase in price as anticipated or may decline further in value. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments. Investing in a single-sector fund involves special risks, including greater sensitivity to economic, political or regulatory developments impacting the sector. Smaller company stocks have exhibited greater price volatility than larger company stocks, particularly over the short term. The Fund’s investments in companies engaged in mergers, reorganizations or liquidations also involve special risks as pending deals may not be completed on time or on favorable terms. The Fund may invest in lower rated bonds, which entail higher credit risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has a fee waiver associated with any investment it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through its current fiscal year-end. Fund investment results reflect the fee waiver; without this waiver, the results would have been lower.
2. Cumulative total return represents the change in value of an investment over the periods indicated.
3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, ifany,hasnotbeen annualized.
4. Total return information is based on net asset values calculated for shareholder transactions. Certain adjustments were made to the net assets of the Fund at 12/31/16 for financial reporting purposes, and as a result, the total returns based on those net asset values differ from the adjusted total returns reported in the Financial Highlights.
5. Source: Morningstar. The S&P 500 Financials Index is market capitalization-weighted and consists of all financial stocks in the S&P 500. The MSCI World Financials Index captures large and midcap representation across 23 developed markets countries. The S&P 500 is a market capitalization-weighted index of 500 stocks designed to measure total U.S. equity market performance.
6. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
See www.franklintempletondatasources.com for additional data provider information.

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Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

			Actual	Hypothetical
		(actual return after expenses)		(5% annual return before expenses)
			Expenses		Expenses	Net
	Beginning	Ending	Paid During	Ending	Paid During	Annualized
Share	Account	Account	Period	Account	Period	Expense
Class	Value 7/1/16	Value 12/31/16	7/1/16–12/31/16[1,2]	Value 12/31/16	7/1/16–12/31/16[1,2]	Ratio[2]
Z	$1,000	$1,210.00	$6.33	$1,019.41	$5.79	1.14%
A	$1,000	$1,208.10	$7.72	$1,018.15	$7.05	1.39%
C	$1,000	$1,203.70	$11.85	$1,014.38	$10.84	2.14%
R6	$1,000	$1,210.90	$5.39	$1,020.26	$4.93	0.97%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above–in the far right column–multiplied by the simple average account value over the period indicated, and then multiplied by 184/366 to reflect the one-half year period.
2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

12 Annual Report

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FRANKLIN MUTUAL FINANCIAL SERVICES FUND

Financial Highlights
		Year Ended December 31,
	2016	2015	2014	2013	2012
Class Z
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$19.63	$18.40	$16.90	$13.59	$11.53
Income from investment operations[a]:
Net investment income[b]	0.31 [c]	0.30 [d]	0.25	0.24	0.20
Net realized and unrealized gains (losses)	2.00	1.23	1.62	3.24	2.09
Total from investment operations	2.31	1.53	1.87	3.48	2.29
Less distributions from net investment income	(0.29)	(0.30)	(0.37)	(0.17)	(0.23)
Net asset value, end of year.	$21.65	$19.63	$18.40	$16.90	$13.59

Total return	11.79%	8.34%	11.07%	25.67%	19.98%

Ratios to average net assets
Expenses	1.13%[e,f]	1.13%[f]	1.14%[f]	1.16%[f]	1.24%
Net investment income	1.64%[c]	1.53%[d]	1.44%	1.51%	1.56%

Supplemental data
Net assets, end of year (000’s)	$162,687	$178,157	$112,156	$105,279	$86,519
Portfolio turnover rate	34.58%	25.43%	33.69%	25.73%	12.65%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.05 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.38%.
dNet investment income per share includes approximately $0.14 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.81%.
eBenefit of waiver and payments by affiliates rounds to less than 0.01%.
fBenefit of expense reduction rounds to less than 0.01%.

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The accompanying notes are an integral part of these financial statements. | Annual Report 13

FRANKLIN MUTUAL FINANCIAL SERVICES FUND
FINANCIAL HIGHLIGHTS

		Year Ended December 31,
	2016	2015	2014	2013	2012
Class A
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$19.69	$18.46	$16.96	$13.64	$11.57
Income from investment operations[a]:
Net investment income[b]	0.26 [c]	0.25 [d]	0.20	0.19	0.16
Net realized and unrealized gains (losses)	1.99	1.23	1.61	3.26	2.10
Total from investment operations	2.25	1.48	1.81	3.45	2.26
Less distributions from net investment income	(0.24)	(0.25)	(0.31)	(0.13)	(0.19)
Net asset value, end of year.	$21.70	$19.69	$18.46	$16.96	$13.64

Total return[e]	11.46%	8.05%	10.71%	25.32%	19.55%

Ratios to average net assets
Expenses	1.38%[f,g]	1.41%[g]	1.44%[g]	1.46%[g]	1.54%
Net investment income	1.39%[c]	1.25%[d]	1.14%	1.21%	1.26%

Supplemental data
Net assets, end of year (000’s)	$346,008	$360,278	$255,242	$240,529	$184,681
Portfolio turnover rate	34.58%	25.43%	33.69%	25.73%	12.65%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.05 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.13%.
dNet investment income per share includes approximately $0.14 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.53%.
eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
fBenefit of waiver and payments by affiliates rounds to less than 0.01%.
gBenefit of expense reduction rounds to less than 0.01%.

14 Annual Report | The accompanying notes are an integral part of these financial statements.

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FRANKLIN MUTUAL FINANCIAL SERVICES FUND
FINANCIAL HIGHLIGHTS

		Year Ended December 31,
	2016	2015	2014	2013	2012
Class C
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$19.61	$18.41	$16.92	$13.61	$11.55
Income from investment operations[a]:
Net investment income[b]	0.12 [c]	0.10 [d]	0.08	0.08	0.07
Net realized and unrealized gains (losses)	1.96	1.24	1.60	3.25	2.08
Total from investment operations	2.08	1.34	1.68	3.33	2.15
Less distributions from net investment income	(0.09)	(0.14)	(0.19)	(0.02)	(0.09)
Net asset value, end of year.	$21.60	$19.61	$18.41	$16.92	$13.61

Total return[e]	10.64%	7.30%	9.93%	24.50%	18.67%

Ratios to average net assets
Expenses	2.13%[f,g]	2.13%[g]	2.14%[g]	2.16%[g]	2.24%
Net investment income	0.64%[c]	0.53%[d]	0.44%	0.51%	0.56%

Supplemental data
Net assets, end of year (000’s)	$128,766	$132,975	$89,341	$86,370	$69,046
Portfolio turnover rate	34.58%	25.43%	33.69%	25.73%	12.65%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.05 per sharerelated to income received in the form of special dividends in connectionwith certain Fund holdings.
Excluding this amount, the ratio of net investment income to average net assets would have been 0.38%.
dNet investment income per share includes approximately $0.14 per sharerelated to income received in the form of special dividends in connectionwith certain Fund holdings.
Excluding this amount, the ratio of net investment income to average net assets would have been (0.19)%.
eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
fBenefit of waiver and payments by affiliates rounds to less than 0.01%.
gBenefit of expense reduction rounds to less than 0.01%.

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The accompanying notes are an integral part of these financial statements. | Annual Report 15

FRANKLIN MUTUAL FINANCIAL SERVICES FUND
FINANCIAL HIGHLIGHTS

		Year Ended December 31,
	2016	2015	2014	2013 [a]
Class R6
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$19.76	$18.52	$16.88	$14.89
Income from investment operations[b]:
Net investment income[c]	0.32 [d]	0.07 [e]	0.25	0.13
Net realized and unrealized gains (losses)	2.03	1.49	1.66	2.07
Total from investment operations	2.35	1.56	1.91	2.20
Less distributions from net investment income	(0.32)	(0.32)	(0.27)	(0.21)
Net asset value, end of year	$21.79	$19.76	$18.52	$16.88

Total return[f]	11.93%	8.55%	11.23%	14.86%

Ratios to average net assets[g]
Expenses before waiver and payments by affiliates	0.99%	1.16%	2.61%	2.18%
Expenses net of waiver and payments by affiliates[h]	0.96%	0.96%	0.97%	0.97%
Net investment income	1.81%[d]	1.70%[e]	1.61%	1.70%

Supplemental data
Net assets, end of year (000’s)	$2,601	$1,421	$12	$6
Portfolio turnover rate	34.58%	25.43%	33.69%	25.73%

aFor the period May 1, 2013 (effective date) to December 31, 2013.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dNet investment income per share includes approximately $0.05 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.55%.
eNet investment income per share includes approximately $0.14 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.98%.
fTotal return is not annualized for periods less than one year.
gRatios are annualized for periods less than one year.
hBenefit of expense reduction rounds to less than 0.01%.

16 Annual Report | The accompanying notes are an integral part of these financial statements.

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FRANKLIN MUTUAL FINANCIAL SERVICES FUND

Statement of Investments, December 31, 2016
		Shares/
	Country	Units	Value

Common Stocks and Other Equity Interests 87.1%
Banks 30.5%
[a,b] AB&T Financial Corp	United States	226,100	$124,316
Barclays PLC	United Kingdom	2,855,165	7,859,039
BB&T Corp	United States	317,900	14,947,658
BNP Paribas SA	France	71,270	4,540,662
Capital Bank Financial Corp., A.	United States	42,649	1,673,973
[c] Capital Bank Financial Corp., B, 144A, non-voting	United States	153,021	6,006,074
CIT Group Inc	United States	594,800	25,386,064
Citigroup Inc	United States	219,960	13,072,223
Citizens Financial Group Inc	United States	643,086	22,913,154
[a] FCB Financial Holdings Inc., A	United States	356,409	17,000,709
Guaranty Bancorp	United States	266,761	6,455,616
HSBC Holdings PLC	United Kingdom	762,100	6,166,931
JPMorgan Chase & Co	United States	120,530	10,400,534
PNC Financial Services Group Inc	United States	89,360	10,451,546
Southern National Bancorp of Virginia Inc	United States	547,560	8,947,130
[a] Standard Chartered PLC	United Kingdom	1,287,230	10,522,535
State Bank Financial Corp	United States	416,160	11,178,058
SunTrust Banks Inc	United States	203,160	11,143,326
Wells Fargo & Co	United States	120,570	6,644,613
			195,434,161
Capital Markets 5.0%
[a] China International Capital Corp. Ltd., H	China	5,616,004	7,951,992
Credit Suisse Group AG	Switzerland	510,670	7,326,089
Oslo Bors VPS Holding ASA.	Norway	911,000	9,490,682
UBS Group AG	Switzerland	441,330	6,912,032
			31,680,795
Consumer Finance 6.0%
Capital One Financial Corp	United States	262,010	22,857,752
[c] Hoist Finance AB, 144A	Sweden	745,898	6,939,672
Sun Hung Kai & Co. Ltd	Hong Kong	14,145,704	8,756,126
			38,553,550
Diversified Financial Services 6.3%
AMP Ltd	Australia	3,689,387	13,417,799
First Pacific Co. Ltd	Hong Kong	7,786,902	5,442,647
[a,d] Hightower Holding LLC, B, Series I	United States	1,815,233	3,179,018
[a,d] Hightower Holding LLC, B, Series II	United States	791,396	2,436,393
Voya Financial Inc	United States	399,670	15,675,058
			40,150,915
Equity Real Estate Investment Trusts (REITs) 1.3%
Hibernia REIT PLC	Ireland	6,309,142	8,171,967
Household Durables 1.6%
[a] Cairn Homes PLC	Ireland	4,414,616	6,270,829
[a,c] Cairn Homes PLC, 144A	Ireland	2,988,749	4,245,428
			10,516,257
Insurance 33.1%
Ageas	Belgium	312,009	12,347,207
[a] Alleghany Corp	United States	18,637	11,333,532
American International Group Inc	United States	375,458	24,521,162
Argo Group International Holdings Ltd	United States	195,975	12,914,752
[a] ASR Nederland NV	Netherlands	480,940	11,436,618

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Annual Report

17

FRANKLIN MUTUAL FINANCIAL SERVICES FUND
STATEMENT OF INVESTMENTS

		Shares/
	Country	Units	Value

Common Stocks and Other Equity Interests (continued)
Insurance (continued)
China Pacific Insurance Group Co. Ltd., H	China	2,979,740	$10,394,218
Chubb Ltd	United States	64,950	8,581,194
Direct Line Insurance Group PLC	United Kingdom	2,720,484	12,379,438
The Hartford Financial Services Group Inc	United States	239,482	11,411,317
Korean Reinsurance Co	South Korea	474,730	4,482,833
Lancashire Holdings Ltd	United Kingdom	781,589	6,681,835
MetLife Inc	United States	204,710	11,031,822
NN Group NV	Netherlands	580,348	19,659,624
RSA Insurance Group PLC	United Kingdom	1,851,271	13,363,662
State National Cos. Inc	United States	373,757	5,180,272
[c] State National Cos. Inc., 144A	United States	350,000	4,851,000
UNIQA Insurance Group AG	Austria	564,365	4,275,539
White Mountains Insurance Group Ltd	United States	7,838	6,552,960
XL Group Ltd	Ireland	554,492	20,660,372
			212,059,357
Real Estate Management & Development 3.3%
[a] Dolphin Capital Investors Ltd	Greece	3,979,650	416,698
Kenedix Inc	Japan	1,849,800	6,582,975
Takara Leben Co. Ltd	Japan	2,419,600	14,095,963
			21,095,636
Total Common Stocks and Other Equity Interests
(Cost $490,993,949)			557,662,638

Convertible Preferred Stocks (Cost $122,400) 0.1%
Banks 0.1%
[e] Columbia Banking System Inc., 2.626%, cvt. pfd., B	United States	1,224	637,447
Companies in Liquidation 0.1%
[a,d] FIM Coinvestor Holdings I, LLC	United States	4,357,178	—
[a,f] Lehman Brothers Holdings Inc., Bankruptcy Claim	United States	7,766,103	264,514
Total Companies in Liquidation (Cost $532,682)			264,514
Total Investments before Short Term Investments
(Cost $491,649,031)			558,564,599

		Principal
		Amount

Short Term Investments 11.2%
U.S. Government and Agency Securities 11.2%
[g] FHLB, 1/03/17.	United States	$14,900,000	14,900,000
[g] U.S. Treasury Bill,
1/05/17	United States	8,000,000	7,999,864
1/19/17	United States	10,000,000	9,998,190
1/26/17 - 6/08/17	United States	38,800,000	38,737,530
Total U.S. Government and Agency Securities
(Cost $71,635,595)			71,635,584
Total Investments (Cost $563,284,626) 98.5%			630,200,183
Other Assets, less Liabilities 1.5%			9,861,456
Net Assets 100.0%			$640,061,639

18 Annual Report

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FRANKLIN MUTUAL FINANCIAL SERVICES FUND
STATEMENT OF INVESTMENTS

aNon-income producing.
bSee Note 10 regarding holdings of 5% voting securities.

cSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At
December 31, 2016, the aggregate value of these securities was $22,042,174, representing 3.4% of net assets.
dSee Note 8 regarding restricted securities.
eVariable rate security. The rate shown represents the yield at period end.
fBankruptcy claims represent the right to receive distributions, if any, during the liquidation of the underlying pool of assets. Shares represent amount of allowed unsecured claims.
gThe security was issued on a discount basis with no stated coupon rate.

At December 31, 2016, the Fund had the following futures contracts outstanding. See Note 1(c).

Futures Contracts

			Number of	Notional	Expiration	Unrealized	Unrealized
Description		Type	Contracts	Value	Date	Appreciation	Depreciation
Currency Contracts
EUR/USD		Short	119	$15,728,825	3/13/17	$61,090	$—
GBP/USD		Short	149	11,508,388	3/13/17	263,674	—
Total Futures Contracts						$324,764	$—
Net unrealized appreciation (depreciation)						$324,764

At December 31, 2016, the Fund had the following forward exchange contracts outstanding. See Note 1(c).

Forward Exchange Contracts
				Contract	Settlement	Unrealized	Unrealized
Currency	Counterparty[a] Type		Quantity	Amount	Date	Appreciation	Depreciation
OTC Forward Exchange Contracts
Swiss Franc	BONY	Buy	187,195	$190,664	1/12/17	$—	$(6,668)
Swiss Franc	BONY	Sell	4,655,984	4,741,080	1/12/17	164,666	—
Swiss Franc	HSBK	Buy	111,700	109,063	1/12/17	728	—
Swiss Franc	HSBK	Sell	134,100	133,434	1/12/17	1,625	—
Swiss Franc	SSBT	Buy	208,300	208,924	1/12/17	—	(4,183)
Swiss Franc	SSBT	Sell	66,600	67,340	1/12/17	1,878	—
British Pound	BONY	Sell	1,003,860	1,324,223	1/13/17	87,116	—
British Pound	FBCO	Sell	759,269	1,001,735	1/13/17	66,051	—
British Pound	HSBK	Sell	4,603,249	6,063,899	1/13/17	391,082	—
British Pound	SSBT	Sell	191,628	250,892	1/13/17	14,740	—
Euro	BOFA	Sell	227,668	254,326	1/17/17	14,535	—
Euro	BONY	Sell	815,478	903,522	1/17/17	44,625	—
Euro	FBCO	Sell	3,250,997	3,613,628	1/17/17	189,534	—
Euro	HSBK	Sell	1,168,977	1,301,744	1/17/17	70,527	—
Euro	SSBT	Sell	3,385,691	3,764,028	1/17/17	198,070	—
Japanese Yen	BONY	Buy	8,106,000	69,427	1/24/17	21	—
Japanese Yen	BONY	Buy	44,055,400	417,660	1/24/17	—	(40,217)
Japanese Yen	BONY	Sell	5,500,000	47,743	1/24/17	622	—
Japanese Yen	HSBK	Buy	194,683,200	1,880,531	1/24/17	—	(212,588)
Japanese Yen	HSBK	Sell	2,078,708,878	19,859,496	1/24/17	2,050,203	—
Japanese Yen	UBSW	Buy	58,414,000	498,231	1/24/17	2,230	—
Japanese Yen	UBSW	Sell	638,313,930	5,711,104	1/24/17	242,364	—
Norwegian Krone	BONY	Buy	903,000	108,816	1/25/17	—	(4,263)
Norwegian Krone	BONY	Sell	2,187,500	252,666	1/25/17	—	(611)

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Annual Report

19

FRANKLIN MUTUAL FINANCIAL SERVICES FUND
STATEMENT OF INVESTMENTS

Forward Exchange Contracts (continued)

				Contract	Settlement	Unrealized	Unrealized
Currency	Counterparty[a] Type		Quantity	Amount	Date	Appreciation	Depreciation
OTC Forward Exchange Contracts (continued)
Norwegian Krone	HSBK	Sell	873,942	$100,735	1/25/17	$—	$(453)
Norwegian Krone	HSBK	Sell	78,338,185	9,255,503	1/25/17	185,211	—
Australian Dollar	HSBK	Buy	5,294,748	4,009,597	1/27/17	—	(191,829)
Australian Dollar	HSBK	Sell	141,000	101,627	1/27/17	—	(41)
Australian Dollar	HSBK	Sell	23,370,166	17,441,007	1/27/17	589,986	—
Swedish Krona	BONY	Sell	1,724,000	188,685	1/27/17	—	(939)
Swedish Krona	HSBK	Sell	1,297,994	140,974	1/27/17	—	(1,795)
Swedish Krona	SSBT	Sell	2,748,518	294,172	1/27/17	—	(8,142)
Swedish Krona	UBSW	Buy	1,519,100	170,186	1/27/17	—	(3,098)
Swedish Krona	UBSW	Sell	7,453,830	814,557	1/27/17	—	(5,301)
Swedish Krona	UBSW	Sell	49,929,720	5,561,589	1/27/17	69,744	—
British Pound	FBCO	Sell	2,560,366	3,344,814	2/13/17	187,154	—
British Pound	HSBK	Sell	3,403,069	4,443,441	2/13/17	246,487	—
British Pound	SSBT	Sell	1,075,324	1,426,553	2/13/17	100,373	—
British Pound	UBSW	Sell	89,051	116,952	2/13/17	7,127	—
South Korean Won	BOFA	Buy	47,473,000	41,541	2/13/17	—	(2,230)
South Korean Won	BOFA	Sell	2,164,556,242	1,954,012	2/13/17	161,604	—
South Korean Won	FBCO	Buy	24,626,619	20,986	2/13/17	—	(593)
South Korean Won	FBCO	Sell	156,760,439	142,083	2/13/17	12,274	—
South Korean Won	HSBK	Buy	24,626,619	20,907	2/13/17	—	(515)
South Korean Won	HSBK	Buy	129,245,243	106,603	2/13/17	421	—
South Korean Won	HSBK	Sell	2,398,608,829	2,153,783	2/13/17	167,562	—
Euro	FBCO	Sell	56,351	63,888	2/17/17	4,450	—
Euro	HSBK	Sell	2,114,945	2,385,453	2/17/17	154,656	—
Euro	SSBT	Sell	1,732,398	1,966,645	2/17/17	139,352	—
Euro	UBSW	Sell	3,933,791	4,444,496	2/17/17	295,220	—
Euro	BOFA	Sell	344,028	362,240	4/07/17	—	(1,598)
Euro	BONY	Sell	484,824	509,025	4/07/17	—	(3,715)
Euro	FBCO	Sell	2,286,919	2,539,749	4/07/17	121,143	—
Euro	HSBK	Sell	757,602	796,667	4/07/17	—	(4,560)
Euro	SSBT	Sell	342,854	359,069	4/07/17	—	(3,528)
Euro	SSBT	Sell	2,286,919	2,539,784	4/07/17	121,178	—
Euro	BOFA	Sell	1,627,387	1,803,149	4/18/17	81,084	—
Euro	BONY	Sell	74,452	78,308	4/18/17	—	(476)
Euro	BONY	Sell	118,182	127,326	4/18/17	2,269	—
Euro	HSBK	Sell	4,416,816	4,750,023	4/18/17	76,248	—
Euro	SSBT	Sell	144,789	152,391	4/18/17	—	(821)
Euro	SSBT	Sell	192,571	207,221	4/18/17	3,447	—
Euro	UBSW	Sell	144,789	152,362	4/18/17	—	(850)
Euro	UBSW	Sell	2,787,240	3,109,208	4/18/17	159,814	—
British Pound	SSBT	Sell	2,144,415	2,687,167	4/24/17	37,829	—
British Pound	UBSW	Sell	3,253,142	3,992,907	4/24/17	—	(26,219)
Euro	BOFA	Sell	1,300,305	1,447,358	5/04/17	70,279	—
Euro	BONY	Sell	33,254	35,535	5/04/17	317	—
Euro	HSBK	Sell	88,151	92,858	5/04/17	—	(497)
Euro	HSBK	Sell	2,047,254	2,259,341	5/04/17	91,210	—
Euro	SSBT	Sell	705,879	770,480	5/04/17	22,925	—
Euro	UBSW	Sell	4,256,838	4,594,437	5/04/17	86,264	—
South Korean Won	FBCO	Sell	614,900,712	537,219	5/12/17	27,948	—
South Korean Won	HSBK	Sell	197,558,516	169,936	5/12/17	6,315	—
South Korean Won	UBSW	Sell	105,508,743	90,565	5/12/17	3,181	—
Euro	BOFA	Sell	183,453	197,321	5/18/17	2,898	—

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FRANKLIN MUTUAL FINANCIAL SERVICES FUND
STATEMENT OF INVESTMENTS

Forward Exchange Contracts (continued)

				Contract	Settlement	Unrealized	Unrealized
Currency	Counterparty[a] Type		Quantity	Amount	Date	Appreciation	Depreciation
OTC Forward Exchange Contracts (continued)
Euro	BONY	Sell	84,925	$91,944	5/18/17	$1,940	$—
Euro	FBCO	Sell	10,352	11,091	5/18/17	120	—
Euro	HSBK	Sell	4,517,816	4,879,480	5/18/17	91,494	—
Euro	SSBT	Sell	4,714,624	5,087,455	5/18/17	90,891	—
Euro	UBSW	Sell	835,746	904,855	5/18/17	19,130	—
British Pound	BOFA	Sell	2,938,658	3,752,725	5/23/17	119,525	—
British Pound	BONY	Sell	4,346,323	5,464,223	5/23/17	90,660	—
British Pound	HSBK	Sell	3,449,523	4,326,536	5/23/17	61,730	—
British Pound	SSBT	Sell	1,698,236	2,108,885	5/23/17	9,276	—
British Pound	UBSW	Sell	300,000	383,062	5/23/17	12,158	—
Total Forward Exchange Contracts						$7,273,511	$(525,730)
Net unrealized appreciation (depreciation)						$6,747,781

[a]May be comprised of multiple contracts with the same counterparty, currency and settlement date.

See Abbreviations on page 39.

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The accompanying notes are an integral part of these financial statements. | Annual Report 21

FRANKLIN MUTUAL FINANCIAL SERVICES FUND

Financial Statements

Statement of Assets and Liabilities
December 31, 2016

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$561,057,580
Cost - Non-controlled affiliates (Note 10)	2,227,046
Total cost of investments	$563,284,626
Value - Unaffiliated issuers	$630,075,867
Value - Non-controlled affiliates (Note 10)	124,316
Total value of investments	630,200,183
Cash	619,519
Restricted Cash (Note 1d)	1,110,000
Foreign currency, at value (cost $701,080)	703,529
Receivables:
Capital shares sold	2,550,751
Dividends	436,644
European Union tax reclaims	852,733
Due from brokers.	883,313
Unrealized appreciation on OTC forward exchange contracts	7,273,511
Other assets	93,579
Total assets	644,723,762
Liabilities:
Payables:
Capital shares redeemed	1,201,688
Management fees	464,070
Distribution fees	336,859
Transfer agent fees	152,842
Trustees’ fees and expenses	24,009
Variation margin	157,063
Due to brokers	1,640,000
Unrealized depreciation on OTC forward exchange contracts	525,730
Accrued expenses and other liabilities	159,862
Total liabilities	4,662,123
Net assets, at value	$640,061,639
Net assets consist of:
Paid-in capital	$661,764,113
Distributions in excess of net investment income	(198,732)
Net unrealized appreciation (depreciation)	73,905,936
Accumulated net realized gain (loss)	(95,409,678)
Net assets, at value	$640,061,639

22 Annual Report | The accompanying notes are an integral part of these financial statements.

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FRANKLIN MUTUAL FINANCIAL SERVICES FUND
FINANCIAL STATEMENTS

Statement of Assets and Liabilities (continued)
December 31, 2016

Class Z:
Net assets, at value	$162,686,898
Shares outstanding	7,515,862
Net asset value and maximum offering price per share	$21.65
Class A:
Net assets, at value	$346,007,633
Shares outstanding	15,942,913
Net asset value per share[a]	$21.70
Maximum offering price per share (net asset value per share ÷ 94.25%)	$23.02
Class C:
Net assets, at value	$128,766,441
Shares outstanding	5,961,792
Net asset value and maximum offering price per share[a]	$21.60
Class R6:
Net assets, at value	$2,600,667
Shares outstanding	119,358
Net asset value and maximum offering price per share	$21.79

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

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The accompanying notes are an integral part of these financial statements. | Annual Report 23

FRANKLIN MUTUAL FINANCIAL SERVICES FUND
FINANCIAL STATEMENTS

Statement of Operations
for the year ended December 31, 2016

Investment income:
Dividends (net of foreign taxes of $849,895)	$15,562,050
Interest	154,822
Income from securities loaned (net of fees and rebates)	102,487
Total investment income	15,819,359
Expenses:
Management fees (Note 3a)	4,998,597
Distribution fees: (Note 3c)
Class A	763,045
Class C	1,176,643
Transfer agent fees: (Note 3e)
Class Z.	259,816
Class A	541,304
Class C	208,650
Class R6	629
Custodian fees (Note 4)	36,325
Reports to shareholders	125,923
Registration and filing fees	100,311
Professional fees.	121,497
Trustees’ fees and expenses.	17,718
Other	39,227
Total expenses	8,389,685
Expense reductions (Note 4)	(2,259)
Expenses waived/paid by affiliates (Note 3f and 3g)	(1,012)
Net expenses	8,386,414
Net investment income	7,432,945
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	23,516,842
Foreign currency transactions	4,726,512
Futures contracts	2,993,247
Net realized gain (loss)	31,236,601
Net change in unrealized appreciation (depreciation) on:
Investments	9,406,645
Translation of other assets and liabilities
denominated in foreign currencies	3,710,679
Futures contracts	(34,564)
Net change in unrealized appreciation (depreciation)	13,082,760
Net realized and unrealized gain (loss)	44,319,361
Net increase (decrease) in net assets resulting from operations	$51,752,306

24 Annual Report | The accompanying notes are an integral part of these financial statements.

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FRANKLIN MUTUAL FINANCIAL SERVICES FUND
FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Year Ended December 31,
	2016	2015
Increase (decrease) in net assets:
Operations:
Net investment income.	$7,432,945	$6,413,297
Net realized gain (loss)	31,236,601	30,317,431
Net change in unrealized appreciation (depreciation)	13,082,760	(2,679,732)
Net increase (decrease) in net assets resulting from operations	51,752,306	34,050,996
Distributions to shareholders from:
Net investment income:
Class Z	(2,125,014)	(2,528,422)
Class A	(3,742,491)	(4,347,602)
Class C	(542,259)	(866,630)
Class R6	(37,208)	(18,925)
Total distributions to shareholders.	(6,446,972)	(7,761,579)
Capital share transactions: (Note 2)
Class Z	(26,302,473)	59,444,061
Class A	(38,310,153)	90,685,735
Class C	(14,415,335)	38,200,826
Class R6	953,365	1,458,822
Total capital share transactions	(78,074,596)	189,789,444
Net increase (decrease) in net assets	(32,769,262)	216,078,861
Net assets:
Beginning of year	672,830,901	456,752,040
End of year	$640,061,639	$672,830,901
Distributions in excess of net investment income included in net assets:
End of year	$(198,732)	$(721,845)

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The accompanying notes are an integral part of these financial statements. | Annual Report 25

FRANKLIN MUTUAL FINANCIAL SERVICES FUND

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Franklin Mutual Series Funds (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of seven separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin Mutual Financial Services Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. The Fund offers four classes of shares: Class Z, Class A, Class C and Class R6. Each class of shares differs by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The VC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and derivative financial instruments listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the date that the values of the foreign debt securities are determined.

Investments in open-end mutual funds are valued at the closing NAV.

Certain derivative financial instruments trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An

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FRANKLIN MUTUAL FINANCIAL SERVICES FUND
NOTES TO FINANCIAL STATEMENTS

income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund’s business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund’s NAV is not calculated, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Derivative Financial Instruments

The Fund invested in derivative financial instruments in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Statement of Assets and

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FRANKLIN MUTUAL FINANCIAL SERVICES FUND
NOTES TO FINANCIAL STATEMENTS

1. Organization and Significant Accounting

Policies (continued)

c. Derivative Financial Instruments (continued)

Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counter-parties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the Fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of Fund business each day and any additional collateral required due to changes in derivative values may be delivered by the Fund or the counterparty within a few business days. Collateral pledged and/or received by the Fund for OTC derivatives, if any, is held in segregated accounts with the Fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives. To the extent that the amounts due to the Fund from its counterparties are not subject to collateralization or are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance.

The Fund entered into exchange traded futures contracts primarily to manage exposure to certain foreign currencies. A futures contract is an agreement between the Fund and a counterparty to buy or sell an asset at a specified price on a future date. Required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Statement of Assets and Liabilities.

The Fund entered into OTC forward exchange contracts primarily to manage exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

The Fund purchased or wrote OTC option contracts primarily to manage exposure to foreign exchange rate risk. An option is a contract entitling the holder to purchase or sell a specific amount of shares or units of an asset or notional amount of a swap (swaption), at a specified price. When an option is purchased or written, an amount equal to the premium paid or received is recorded as an asset or liability, respectively. Upon exercise of an option, the acquisition cost or sales proceeds of the underlying investment is adjusted by any premium received or paid. Upon expiration of an option, any premium received or paid is recorded as a realized gain or loss. Upon closing an option other than through expiration or exercise, the difference between the premium received or paid and the cost to close the position is recorded as a realized gain or loss.

See Note 9 regarding other derivative information.

d. Restricted Cash

At December 31, 2016, the Fund held restricted cash in connection with investments in certain derivative securities. Restricted cash is held in a segregated account with the Fund’s custodian/ counterparty broker and is reflected in the Statement of Assets and Liabilities.

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FRANKLIN MUTUAL FINANCIAL SERVICES FUND
NOTES TO FINANCIAL STATEMENTS

e. Securities Lending

The Fund participates in an agency based securities lending program to earn additional income. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is deposited into a joint cash account with other funds and is used to invest in a money market fund managed by Franklin Advisers, Inc., an affiliate of the Fund, and/or a joint repurchase agreement. The Fund may receive income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. Income from securities loaned, net of fees paid to the securities lending agent and/or third-party vendor, is reported separately in the Statement of Operations. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. If the borrower defaults on its obligation to return the securities loaned, the Fund has the right to repurchase the securities in the open market using the collateral received. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower. At December 31, 2016, the Fund had no securities on loan.

f. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date. As a result of several court cases, in certain countries across the European Union, the Fund filed additional tax reclaims for previously withheld taxes on dividends earned in those countries (EU reclaims). These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. Income recognized, if any, for EU reclaims is reflected as other income in the Statement of Operations and any related receivable, if any, is reflected as European Union tax reclaims in the Statement of Assets and Liabilities. When uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these EU reclaims, and the potential timing of payment, no amounts are reflected in the financial statements. For U.S. income tax purposes, EU reclaims received by the Fund, if any, reduce the amounts of foreign taxes Fund shareholders can use as tax credits in their individual income tax returns.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of December 31, 2016, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitation.

g. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

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FRANKLIN MUTUAL FINANCIAL SERVICES FUND
NOTES TO FINANCIAL STATEMENTS

1. Organization and Significant Accounting

Policies (continued)

g. Security Transactions, Investment Income, Expenses and Distributions (continued)

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

h. Accounting Estimates

liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

i. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and

2. Shares of Beneficial Interest

At December 31, 2016, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

		Year Ended December 31,
		2016		2015
	Shares	Amount	Shares	Amount
Class Z Shares:
Shares sold	1,862,217	$35,847,321	4,075,813	$80,768,459
Shares issued in reinvestment of distributions	90,302	1,927,186	120,121	2,312,900
Shares redeemed	(3,510,389)	(64,076,980)	(1,219,045)	(23,637,298)
Net increase (decrease)	(1,557,870)	$(26,302,473)	2,976,889	$59,444,060
Class A Shares:
Shares sold	5,020,628	$98,395,643	9,859,370	$194,934,822
Shares issued in reinvestment of distributions	170,054	3,626,102	218,808	4,214,727
Shares redeemed	(7,543,324)	(140,331,898)	(5,609,806)	(108,463,814)
Net increase (decrease)	(2,352,642)	$(38,310,153)	4,468,372	$90,685,735
Class C Shares:
Shares sold	1,138,253	$22,312,026	2,695,436	$52,859,589
Shares issued in reinvestment of distributions	25,584	520,576	43,382	824,724
Shares redeemed	(1,982,746)	(37,247,937)	(810,404)	(15,483,487)
Net increase (decrease)	(818,909)	$(14,415,335)	1,928,414	$38,200,826

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FRANKLIN MUTUAL FINANCIAL SERVICES FUND
NOTES TO FINANCIAL STATEMENTS

			Year Ended December 31,
		2016			2015
	Shares		Amount	Shares		Amount
Class R6 Shares:
Shares sold	72,872		$1,425,313	70,704		$1,447,899
Shares issued in reinvestment of distributions	1,726		37,208	964		18,816
Shares redeemed	(27,167)		(509,156)	(412)		(7,893)
Net increase (decrease)	47,431		$953,365	71,256		$1,458,823

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Mutual Advisers, LLC (Franklin Mutual)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Franklin Mutual based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.875%	Up to and including $1 billion
0.845%	Over $1 billion, up to and including $2 billion
0.825%	Over $2 billion, up to and including $5 billion
0.805%	In excess of $5 billion

For the year ended December 31, 2016, the effective investment management fee rate was 0.875% of the Fund’s average daily net assets.

b. Administrative Fees

Under an agreement with Franklin Mutual, FT Services provides administrative services to the Fund. The fee is paid by Franklin Mutual based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class Z and Class R6 shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C compensation distribution plan, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31 for each Fund.

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FRANKLIN MUTUAL FINANCIAL SERVICES FUND
NOTES TO FINANCIAL STATEMENTS

3.	Transactions with Affiliates (continued)
c.	Distribution Fees (continued)

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.35%
Class C	1.00%

The Board has set the current rate at 0.25% per year for Class A shares until further notice and approval by the Board.

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the year:

Sales charges retained net of commissions paid to
unaffiliated broker/dealers.	$111,805
CDSC retained	$20,630

e. Transfer Agent Fees

Each class of shares, except for Class R6, pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the year ended December 31, 2016, the Fund paid transfer agent fees of $1,010,399, of which $476,812 was retained by Investor Services.

f. Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. During the year ended December 31, 2016, the Fund held investments in affiliated management investment companies as follows:

% of
Affiliated
	Number of			Number of				Fund Shares
	Shares Held			Shares	Value			Outstanding
	at Beginning	Gross	Gross	Held at End	at End	Investment	Realized	Held at End
	of Year	Additions	Reductions	of Year	of Year	Income	Gain (Loss)	of Year

Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market
Portfolio,0.09%	–	18,784,000	(18,784,000)	–	$ –	$ –	$ –	–%

g. Waiver and Expense Reimbursements

Investor Services has contractually agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees do not exceed 0.01% until April 30, 2017.

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FRANKLIN MUTUAL FINANCIAL SERVICES FUND
NOTES TO FINANCIAL STATEMENTS

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2016, the custodian fees were reduced as noted in the Statement of Operations.

5. Independent Trustees’ Retirement Plan

On January 1, 1993, the Trust adopted an Independent Trustees’ Retirement Plan (Plan). The Plan is an unfunded defined benefit plan that provides benefit payments to Trustees whose length of service and retirement age meets the eligibility requirements of the Plan. Benefits under the Plan are based on years of service and fees paid to each trustee at the time of retirement. Effective in December 1996, the Plan was closed to new participants.

During the year ended December 31, 2016, the Fund’s projected benefit obligation and benefit payments under the Plan were as follows:

[a]Projected benefit obligation at December 31, 2016	$24,009
[b]Increase in projected benefit obligation	$345
Benefit payments made to retired trustees	$(582)

aThe projected benefit obligation is included in trustees’ fees and expenses in the Statement of Assets and Liabilities.
bThe increase in projected benefit obligation is included in trustees’ fees and expenses in the Statement of Operations.

6. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

At December 31, 2016, capital loss carryforwards were as follows:

Capital loss carryforwards subject to expiration:
2017	$57,846,857
2018	31,091,133
Total capital loss carryforwards	$88,937,990

During the year ended December 31, 2016, the Fund utilized $35,724,952 of capital loss carryforwards.

The tax character of distributions paid during the years ended December 31, 2016 and 2015, was as follows:

	2016	2015
Distributions paid from ordinary income	$6,446,972	$7,761,579

At December 31, 2016, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income for income tax purposes were as follows:

Cost of investments	$565,212,312

Unrealized appreciation	$104,842,562
Unrealized depreciation	(39,854,691)
Net unrealized appreciation (depreciation)	$64,987,871
Distributable earnings - undistributed ordinary income .	$1,396,193

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FRANKLIN MUTUAL FINANCIAL SERVICES FUND
NOTES TO FINANCIAL STATEMENTS

6. Income Taxes (continued)

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatment of foreign currency transactions.

7. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2016, aggregated $183,213,005 and $240,840,353, respectively.

8. Restricted Securities

The Fund invests in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At December 31, 2016, the Fund held investments in restricted securities, excluding certain securities exempt from registration under the 1933 Act deemed to be liquid, as follows:

Shares/		Acquisition
Units	Issuer	Dates	Cost	Value
4,357,178	FIM Coinvestor Holdings I, LLC	11/20/06 - 6/02/09	$—	$—
1,815,233	Hightower Holding LLC, B, Series I	3/31/08 - 1/05/10	2,362,324	3,179,018
791,396	Hightower Holding LLC, B, Series II	6/10/10 - 5/10/12	2,420,000	2,436,393
	Total Restricted Securities(Value is 0.9% of Net Assets)		$4,782,324	$5,615,411

9. Other Derivative Information

At December 31, 2016, the Fund’s investments in derivative contracts are reflected in the Statement of Assets and Liabilities as follows:

	Asset Derivatives			Liability Derivatives
Derivative Contracts
Not Accounted for as	Statement of Assets and			Statement of Assets and
Hedging Instruments	Liabilities Location	Fair Value		Liabilities Location	Fair Value
Foreign exchange contracts	Variation margin	$324,764	[a]
	Unrealized appreciation on OTC	7,273,511		Unrealized depreciation on OTC	$525,730
	forward exchange contracts			forward exchange contracts
Totals		$7,598,275			$525,730

aThis amount reflects the cumulative appreciation (depreciation) of futures contracts as reported in the Statement of Investments. Only the variation margin receivable/
payable at year end is separately reported within the Statement of Assets and Liabilities. Prior variation margin movements were recorded to cash upon receipt or payment.

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FRANKLIN MUTUAL FINANCIAL SERVICES FUND
NOTES TO FINANCIAL STATEMENTS

For the year ended December 31, 2016, the effect of derivative contracts in the Fund’s Statement of Operations was as follows:

					Net Change in
					Unrealized
Derivative Contracts		Net Realized			Appreciation
Not Accounted for as	Statement of	Gain (Loss)		Statement of	(Depreciation)
Hedging Instruments	Operations Location	for the Year		Operations Location	for the Year

	Net realized gain (loss) from:			Net change in unrealized
				appreciation (depreciation) on:
Foreign exchange contracts	Investments	$(436,368)[a]
	Foreign currency transactions	4,796,218	[b]	Translation of other assets	$3,772,875	[b]
				and liabilities denominated
				in foreign currencies
	Futures contracts	2,993,247		Futures contracts	(34,564)
Totals		$7,353,097			$3,738,311

aPurchased option contracts are included in net realized gain (loss) from investments in the Statement of Operations.
bForward exchange contracts are included in net realized gain (loss) from foreign currency transactions and net change in unrealized appreciation (depreciation) on translation of other assets and liabilities denominated in foreign currencies in the Statement of Operations.

For the year ended December 31, 2016, the average month end fair value of derivatives represented 1.1% of average month end net assets. The average month end number of open derivative contracts for the year was 191.

At December 31, 2016, the Fund’s OTC derivative assets and liabilities are as follows:

	Gross Amounts of
	Assets and Liabilities Presented
	in the Statement of Assets and Liabilities
	Assets[a]	Liabilities[a]
Derivatives
Forward exchange contracts	$7,273,511	$525,730

aAbsent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

collateral received from the counterparty, are as follows:

		Amounts Not Offset in the
		Statement of Assets and Liabilities
	Gross
	Amounts of	Financial	Financial
	Assets Presented in	Instruments	Instruments	Cash	Net Amount
	the Statement of	Available for	Collateral	Collateral	(Not less
	Assets and Liabilities	Offset	Received[a,b]	Received[b]	than zero)
Counterparty
BOFA	$449,926	$(3,827)	$(446,099)	$—	$—
BONY	392,236	(56,891)	(335,345)	—	—
FBCO.	608,673	(593)	—	(530,000)	78,080
HSBK.	4,185,485	(412,277)	(2,811,876)	—	961,332
SSBT	739,957	(16,674)	—	(723,283)	—
UBSW	897,234	(35,468)	(591,766)	(270,000)	—
Total	$7,273,511	$(525,730)	$(4,185,086)	$(1,523,283)	$1,039,412

aAt December 31, 2016, the Fund received Government of Switzerland Treasury Bonds, United Kingdom Treasury Bonds and U.S. Treasury Notes and Bills as collateral for derivatives.
bIn some instances, the collateral amounts disclosed in the table above were adjusted due to the requirement to limit collateral amounts to avoid the effect of overcollateral-
ization. Actual collateral received and/or pledged may be more than the amounts disclosed herein.

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FRANKLIN MUTUAL FINANCIAL SERVICES FUND
NOTES TO FINANCIAL STATEMENTS

9. Other Derivative Information (continued)

At December 31, 2016, the Fund’s OTC derivative liabilities, which may be offset against the Fund’s OTC derivative assets and collateral pledged to the counterparty, are as follows:

		Amounts Not Offset in the
		Statement of Assets and Liabilities
	Gross
	Amounts of	Financial	Financial
	Liabilities Presented in	Instruments	Instruments	Cash	Net Amount
	the Statement of	Available for	Collateral	Collateral	(Not less
	Assets and Liabilities	Offset	Pledged	Pledged	than zero)
Counterparty
BOFA	$3,827	$(3,827)	$—	$—	$—
BONY.	56,891	(56,891)	—	—	—
FBCO	593	(593)	—	—	—
HSBK	412,277	(412,277)	—	—	—
SSBT	16,674	(16,674)	—	—	—
UBSW	35,468	(35,468)	—	—	—
Total.	$525,730	$(525,730)	$—	$—	$—

See Note 1(c) regarding derivative financial instruments.

See Abbreviations on page 39.

10. Holdings of 5% Voting Securities of Portfolio Companies

The 1940 Act defines "affiliated companies" to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. During the year ended December 31, 2016, the Fund held investments in “affiliated companies” as follows:

	Number of			Number of
	Shares Held			Shares	Value at		Realized
	at Beginning	Gross	Gross	Held at End	End of	Investment	Gain
Name of Issuer	of Year	Additions	Reductions	of Year	Year	Income	(Loss)

Non-Controlled Affiliates
AB&T Financial Corp. (Value is —%[a] of
Net Assets)	226,100	—	—	226,100	$124,316	$—	$—

aRounds to less than 0.1% of net assets.

11. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matured on February 10, 2017. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Effective February 10, 2017, the Borrowers renewed the Global Credit Facility for a one year term, maturing February 9, 2018, for a total of $2 billion.

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FRANKLIN MUTUAL FINANCIAL SERVICES FUND
NOTES TO FINANCIAL STATEMENTS

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the year ended December 31, 2016, the Fund did not use the Global Credit Facility.

12. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of December 31, 2016, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Equity Investments:[a]
Banks	$189,428,087	$6,643,521	$—	$196,071,608
Diversified Financial Services	34,535,504	—	5,615,411	40,150,915
All Other Equity Investments[b]	322,077,562	—	—	322,077,562
Companies in Liquidation	—	264,514	—[c]	264,514
Short Term Investments	56,735,584	14,900,000	—	71,635,584
Total Investments in Securities	$602,776,737	$21,808,035	$5,615,411	$630,200,183

Other Financial Instruments:
Futures Contracts	$324,764	$—	$—	$324,764
Forward Exchange Contracts	—	7,273,511	—	7,273,511
Total Other Financial Instruments	$324,764	$7,273,511	$—	$7,598,275

Liabilities:
Other Financial Instruments:
Forward Exchange Contracts	$—	$525,730	$—	$525,730

[a]Includes common and convertible preferred stocks as well as other equity investments.
[b]For detailed categories, see the accompanying Statement of Investments.
[c]Includes securities determined to have no value at December 31, 2016.

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FRANKLIN MUTUAL FINANCIAL SERVICES FUND
NOTES TO FINANCIAL STATEMENTS

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the end of the year. At December 31, 2016, the reconciliation of assets is as follows:

Net Change in
Unrealized
Appreciation
(Depreciation)
	Balance at		Transfers Into			Net Unrealized	Balance	on Assets
	Beginning of	Purchases	(Out of)	Cost Basis	Net Realized	Appreciation	at End	Held at
	Year	(Sales)	Level 3	Adjustments	Gain (Loss)	(Depreciation)	of Year	Year End
Assets:
Investments in Securities:
Equity Investments:
Diversified Financial Services	$5,601,410	$–	$–	$–	$–	$14,001	$5,615,411	$14,001

Significant unobservable valuation inputs for material Level 3 financial instruments and impact to fair value as a result of changes in unobservable valuation inputs as of December 31, 2016, are as follows:

						Impact to Fair
	Fair Value at					Value if Input
Description	End of Year	Valuation Technique	Unobservable Inputs	Amount		Increases[a]
Assets:
Investments in Securities:
Equity Investments:
Diversified Financial Services	$5,615,411	Market Comparables	EV / Last 12 Months	2.2	x	Increase[b]
			Revenue multiple
			EV / Last 12 Months	11.3	x	Increase[b]
			EBITDA multiple
			EV / Forward 12 Months	10.6	x	Increase[b]
			EBITDA multiple

			EV / Book Value	2.7	x	Increase[b]
			Discount rate	10.6%		Decrease

aRepresents the directional change in the fair value of the Level 3 financial instruments that would result from a significant and reasonable increase in the corresponding input. A significant and reasonable decrease in the input would have the opposite effect. Significant impacts, if any, to fair value and/or net assets have been indicated.
bRepresents a significant impact to fair value but not net assets.

Abbreviations List
EBITDA	Earnings before interest, taxes, depreciation and amortization
EV	Enterprise value

13. Investment Company Reporting Modernization

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, final rules) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and related disclosures.

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FRANKLIN MUTUAL FINANCIAL SERVICES FUND
NOTES TO FINANCIAL STATEMENTS

14. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

Abbreviations

Counterparty		Currency		Selected Portfolio
BOFA	Bank of America N.A.	EUR	Euro	FHLB Federal Home Loan Bank
BONY	The Bank of New York Mellon Corp.	GBP	British Pound
FBCO	Credit Suisse International	USD	United States Dollar
HSBK	HSBC Bank PLC
SSBT	State Street Bank and Trust Co., N.A.
UBSW	UBS AG

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FRANKLIN MUTUAL FINANCIAL SERVICES FUND

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Franklin Mutual Series Funds and Shareholders of Franklin Mutual Financial Services Fund:

We have audited the accompanying statement of assets and liabilities, including the statement of investments of Franklin Mutual Financial Services Fund (the "Fund") (one of the Funds constituting Franklin Mutual Series Funds), as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Franklin Mutual Financial Services Fund (one of the Funds constituting Franklin Mutual Series Funds) at December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

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Tax Information (unaudited)

Under Section 854(b)(1)(A) of the Internal Revenue Code (Code), the Fund hereby reports 76.50% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2016.

Under Section 854(b)(1)(B) of the Code, the Fund hereby reports the maximum amount allowable but no less than $12,121,477 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended December 31, 2016. Distributions, including qualified dividend income, paid during calendar year 2016 will be reported to shareholders on Form 1099-DIV by mid-February 2017. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

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FRANKLIN MUTUAL SERIES FUNDS

Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during at least the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton Investments fund complex, are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

			Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held During
and Address	Position	Time Served	by Board Member*	at Least the Past 5 Years

Edward I. Altman, Ph.D. (1941)	Trustee	Since 1987	16	None
c/o Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789
Principal Occupation During at Least the Past 5 Years:
Max L. Heine Professor of Finance, Emeritus and Director of The Credit and Debt Markets Research Program, Salomon Center, Stern School
of Business, New York University; editor and author of numerous financial publications; financial consultant; an adviser to numerous financial and publishing organizations; and formerly, Vice Director, Salomon Center, Stern School of Business, New York University.

Ann Torre Bates (1958)	Trustee	Since 1995	42	Ares Capital Corporation (specialty
c/o Franklin Mutual Advisers, LLC				finance company) (2010-present),
101 John F. Kennedy Parkway				United Natural Foods, Inc. (distributor
Short Hills, NJ 07078-2789				of natural, organic and specialty foods)
				(2013-present), Allied Capital
				Corporation (financial services)
				(2003-2010), SLM Corporation (Sallie
				Mae) (1997-2014) and Navient
				Corporation (loan management,
				servicing and asset recovery)
				(2014-2016).
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Executive Vice President and Chief Financial Officer, NHP Incorporated (manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).

Burton J. Greenwald (1929)	Trustee and	Trustee since	16	Franklin Templeton Emerging Markets
c/o Franklin Mutual Advisers, LLC	Vice Chairman	2002 and Vice		Debt Opportunities Fund PLC and
101 John F. Kennedy Parkway		Chairman		Fiduciary International Ireland Limited
Short Hills, NJ 07078-2789		since 2015		(1999-2015).
Principal Occupation During at Least the Past 5 Years:
Managing Director, B. J. Greenwald Associates (management consultants to the financial services industry); and formerly, Chairman,
Fiduciary Trust International Funds; Executive Vice President, L.F. Rothschild Fund Management, Inc.; President and Director, Merit Mutual
Funds; President, Underwriting Division and Director, National Securities & Research Corporation; Governor, Investment Company Institute;
and Chairman, ICI Public Information Committee.

Jan Hopkins Trachtman	Trustee	Since 2009	16	None
(1947)
c/o Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789
Principal Occupation During at Least the Past 5 Years:
President and Founder, The Jan Hopkins Group (communications and consulting firm); serves on Advisory Board of Knight Bagehot
Fellowship; and formerly, President, Economic Club of New York (2007-2015); Anchor/Correspondent, CNN Financial News (until 2003);
Managing Director and Head of Client Communications, Citigroup Private Bank (until 2005); Off-Air reporter, ABC News’ World News Tonight;
and Editor, CBS Network News.

Keith Mitchell (1954)	Trustee	Since 2009	16	None
c/o Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789
Principal Occupation During at Least the Past 5 Years:
Director of various boards of asset management firms; and formerly, Managing Member, Mitchell, Hartley & Bechtel Advisers, LLC (formerly,
Mitchell Advisers, LLC) (advisory firm) (2003-2015) and Managing Director, Putman Lovell NBF.

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Independent Board Members (continued)

			Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held During
and Address	Position	Time Served	by Board Member*	at Least the Past 5 Years

David W. Niemiec (1949)	Trustee	Since 2015	42	Emeritus Corporation (assisted living)
c/o Franklin Mutual Advisers, LLC				(1999-2010) and OSI Pharmaceuticals,
101 John F. Kennedy Parkway				Inc. (pharmaceutical products)
Short Hills, NJ 07078-2789				(2006-2010).
Principal Occupation During at Least the Past 5 Years:
Advisor, Saratoga Partners (private equity fund); and formerly, Managing Director, Saratoga Partners (1998-2001) and SBC Warburg Dillon
Read (investment banking) (1997-1998); Vice Chairman, Dillon, Read & Co. Inc. (investment banking) (1991-1997); and Chief Financial Officer,
Dillon, Read & Co. Inc. (1982-1997).

Charles Rubens II (1930)	Trustee	Since 1998	16	None
c/o Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789
Principal Occupation During at Least the Past 5 Years:
Private investor and president of non-profit organizations; and formerly, an executive of Time, Inc.; and Trustee of Colorado College.

Robert E. Wade (1946)	Trustee and	Trustee since 1993	42	El Oro Ltd (investments)
c/o Franklin Mutual Advisers, LLC	Chairman	and Chairman of		(2003-present).
101 John F. Kennedy Parkway	of the	the Board since
Short Hills, NJ 07078-2789	Board	2005
Principal Occupation During at Least the Past 5 Years:
Attorney at law engaged in private practice (1972-2008) and member of various boards.

Gregory H. Williams (1943)	Trustee	Since 2015	16	None
c/o Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789
Principal Occupation During at Least the Past 5 Years:
Private investor; Consultant; and formerly, President, University of Cincinnati (2009-2012); President, The City College of New York
(2001-2009); Dean, College of Law, Ohio State University (1993-2001); and Associate Vice President, Academic Affairs and Professor of Law,
University of Iowa (1977-1993).

Interested Board Members and Officers

			Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held During
and Address	Position	Time Served	by Board Member*	at Least the Past 5 Years

**Gregory E. Johnson (1961)	Trustee	Since 2007	158	None
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Chairman of the Board, Member – Office of the Chairman, Director and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in
Franklin Templeton Investments; Vice Chairman, Investment Company Institute; and formerly, President, Franklin Resources, Inc.
(1994-2015).

**Peter A. Langerman (1955)	Trustee,	Trustee since	7	American International Group, Inc.
c/o Franklin Mutual Advisers, LLC	President, and	2007, President,		(AIG) Credit Facility Trust (2010-2011).
101 John F. Kennedy Parkway	Chief Executive and Chief
Short Hills, NJ 07078-2789	Officer –	Executive Officer –
	Investment	Investment
	Management	Management since
		2005
Principal Occupation During at Least the Past 5 Years:
Chairman of the Board, Chief Executive Officer and President, Franklin Mutual Advisers, LLC; and officer and/or director, as the case may be, of two of the investment companies in Franklin Templeton Investments.

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FRANKLIN MUTUAL SERIES FUNDS

Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held During
and Address	Position	Time Served	by Board Member*	at Least the Past 5 Years

Alison E. Baur (1964)	Vice President	Since 2012	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.

Philippe Brugere-Trelat (1949)	Vice President	Since 2005	Not Applicable	Not Applicable
101 John F. Kennedy Parkway
Short Hills NJ 07078-2789
Principal Occupation During at Least the Past 5 Years:
Executive Vice President, Franklin Mutual Advisers, LLC; officer of one of the investment companies in Franklin Templeton Investments; and
formerly, Portfolio Manager of Eurovest SA (French registered Investment Company, Sicav).

Laura F. Fergerson (1962)	Chief	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway	Executive
San Mateo, CA 94403-1906	Officer –
Finance and
Administration
Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Templeton Services, LLC; Vice President, Franklin Advisers, Inc. and Franklin Templeton Institutional, LLC; and
officer of 45 of the investment companies in Franklin Templeton Investments.

Aliya S. Gordon (1973)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton
Investments.

Steven J. Gray (1955)	Vice President	Vice President	Not Applicable	Not Applicable
One Franklin Parkway	and Secretary	since 2009 and
San Mateo, CA 94403-1906		Secretary
since 2005
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc. and Franklin
Alternative Strategies Advisers, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

Robert G. Kubilis (1973)	Treasurer,	Since 2012	Not Applicable	Not Applicable
300 S.E. 2nd Street	Chief Financial
Fort Lauderdale, FL 33301-1923	Officer and
Chief
Accounting
Officer
Principal Occupation During at Least the Past 5 Years:
Treasurer, U.S. Fund Administration & Reporting, Franklin Templeton Investments; and officer of four of the investment companies in Franklin
Templeton Investments.

Robert Lim (1948)	Vice President	Since	Not Applicable	Not Applicable
One Franklin Parkway	– AML	May 2016
San Mateo, CA 94403-1906	Compliance
Principal Occupation During at Least the Past 5 Years:
Vice President, Franklin Templeton Companies, LLC; Chief Compliance Officer, Franklin Templeton Distributors, Inc. and Franklin Templeton
Investor Services, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

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FRANKLIN MUTUAL SERIES FUNDS

Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held During
and Address	Position	Time Served	by Board Member*	at Least the Past 5 Years

Kimberly H. Novotny (1972)	Vice President	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; Vice President and Corporate Secretary, Fiduciary Trust International of the
South; Vice President, Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 45 of the investment companies in Franklin Templeton Investments.

Robert C. Rosselot (1960)	Chief	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street	Compliance
Fort Lauderdale, FL 33301-1923	Officer
Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance, Franklin Templeton Investments; Vice President, Franklin Templeton Companies, LLC; officer of 45 of the investment companies in Franklin Templeton Investments; and formerly, Senior Associate General Counsel, Franklin Templeton Investments
(2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).

Karen L. Skidmore (1952)	Vice President	Since 2006	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton
Investments.

Navid J. Tofigh (1972)	Vice President	Since 2015	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.

Craig S. Tyle (1960)	Vice President	Since 2005	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources,
Inc. and of 45 of the investment companies in Franklin Templeton Investments.

Lori A. Weber (1964)	Vice President	Since 2011	Not Applicable	Not Applicable
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and
Secretary, Templeton Investment Counsel, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.
**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director ofFranklin
Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor. Peter A. Langerman is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer of Franklin Mutual Advisors, LLC, which is an affiliate of the Fund’s investment manager.
Note 1: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

The Fund’s Board has determined that certain of the members of the Audit Committee, including Ann Torre Bates, are audit committee financial experts, and
“independent,” under those provisions of the Sarbanes-Oxley Act of 2002, and the rules and form amendments adopted by the Securities and Exchange
Commission, relating to audit committee financial experts.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request.
Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

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45

FRANKLIN MUTUAL SERIES FUNDS

FRANKLIN MUTUAL FINANCIAL SERVICES FUND

Shareholder Information

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust, on behalf of the Fund, files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive the Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

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Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is Ann Torre Bates, and she is “independent” as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $546,756 for the fiscal year ended December 31, 2016 and $537,536 for the fiscal year                                          ended December 31, 2015.

(b) Audit-Related Fees

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c) Tax Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning were $5,504 the fiscal year ended December 31, 2016 and $2,918 for the fiscal year ended December 31, 2015.  The services for which these fees were paid included identifying passive foreign investment company to manage exposure to tax liabilities.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $74,500 for the fiscal year ended December 31, 2016 and $82,835 for the fiscal year ended December 31, 2015. The services for which these fees were paid included technical tax consultation for withholding tax report to foreign governments, application of local country tax laws and tax advice.

(d) All Other Fees

There were no fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4.

There were no fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant other than services reported in paragraphs (a)-(c) of Item 4.

(e) (1) The registrant’s audit committee is directly responsible for approving the services to be provided by the auditors, including:

      (i)   pre-approval of all audit and audit related services;

      (ii)  pre-approval of all non-audit related services to be provided to the Fund by the auditors;

      (iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant’s investment adviser or to any entity that controls, is controlled by or is under common control with the registrant’s investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

      (iv)  establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs (b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $80,004 for the fiscal year ended December 31, 2016 and $85,753 for the fiscal year ended December 31, 2015.

(h) The registrant’s audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.  N/A

Item 6. Schedule of Investments.          N/A

Item 7. Disclosure of Proxy Voting Policies and Procedures for

Closed-End Management Investment Companies.  N/A

Item 8. Portfolio Managers of Closed-End Management Investment Companies.  N/A

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.  N/A

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's board of trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a)  Evaluation of Disclosure Controls and Procedures.  The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission.  Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.  The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures.  Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b)   Changes in Internal Controls.  There have been no changes in the Registrant’s internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12. Exhibits.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Robert G. Kubilis, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Robert G. Kubilis, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN MUTUAL SERIES FUNDS

By /s/ Laura F. Fergerson

Laura F. Fergerson

Chief Executive Officer –

 Finance and Administration

Date February 24, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ Laura F. Fergerson

Laura F. Fergerson

Chief Executive Officer –

 Finance and Administration

Date February 24, 2017

By /s/ Robert G. Kubilis

Robert G. Kubilis

Chief Financial Officer and

 Chief Accounting Officer

Date: February 24, 2017